PROSPECTUS                                                        APRIL 30, 2002


                          [JOHNSON MUTUAL FUNDS LOGO]

Prospectus dated April 30, 2002

- Johnson Growth Fund
- Johnson Opportunity Fund
- Johnson Realty Fund
- Johnson Fixed Income Fund
- Johnson Municipal Income Fund

                           Johnson Mutual Funds Trust
                              3777 West Fork Road
                              Cincinnati, OH 45247
                                 (513) 661-3100
                                 (800) 541-0170
                               FAX (513) 661-4901

     LIKE ALL MUTUAL FUND SHARES AND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SHARES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE, PRINCIPAL RISKS AND FUND PERFORMANCE
  Growth Fund...............................................            1
  Opportunity Fund..........................................            2
  Realty Fund...............................................            3
  Fixed Income Fund.........................................            4
  Municipal Income Fund.....................................            5
Costs of Investing in the Funds.............................            6

HOW TO BUY, SELL OR EXCHANGE SHARES IN THE FUND
  How to Buy Shares.........................................            7
  How to Sell Shares........................................          7-9
  How to Exchange Shares....................................            9
Share Price Calculation.....................................            9
Dividends and Distributions.................................         9-10
Taxes.......................................................           10
Management of the Funds.....................................           10

OTHER INFORMATION ABOUT INVESTMENTS
  Johnson Growth Fund and Johnson Opportunity Fund..........           11
  Johnson Municipal Income Fund.............................           11
  General...................................................           11
Financial Highlights........................................           12
Privacy Policy..............................................           13
Investment Adviser, Transfer Agent, Auditors, Custodian,
  Legal Counsel.............................................    Back Page

- MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

JOHNSON GROWTH FUND                              PROSPECTUS DATED APRIL 30, 2002



INVESTMENT OBJECTIVE
     The investment objective of the Growth Fund is long term capital growth.

PRINCIPAL STRATEGIES
     The Fund invests primarily in common stocks of larger-sized U.S. companies (those with a market capitalization above $15 billion) that its Adviser believes will outperform other stocks based on an analysis of the stocks' growth potential. The Adviser generally intends to stay fully invested (subject to liquidity requirements), regardless of the movement of stock prices.

PRINCIPAL RISKS OF INVESTING IN THE FUND
  - Company risk is the risk that the Fund value might decrease in response to the activities and financial prospects of an individual company.
  - Market risk is the risk that the Fund value might decrease in response to general market and economic conditions.
  - Volatility risk - Common stocks tend to be more volatile than other investment choices.
  - As with any mutual fund investment, the Fund's returns may vary and you could lose money.

IS THIS FUND RIGHT FOR YOU?
     The Fund may be a suitable investment for:
  - long term investors seeking a Fund with a growth investment strategy
  - investors willing to accept price fluctuations in their investment
  - investors who can tolerate the greater risks associated with common stock investments

HOW THE FUND HAS PERFORMED

     The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.


            --------------------------------------------------------


                            Annual Total Returns for
                                the Growth Fund

[BAR CHART]              as of December 31 of each year

1993                                                                              5.93%
1994                                                                             -4.22
1995                                                                             31.61
1996                                                                             16.85
1997                                                                             33.96
1998                                                                              29.1
1999                                                                             11.31
2000                                                                            -13.47
2001                                                                            -12.58


            --------------------------------------------------------


     During the period shown, the highest return for a calendar quarter was 23.05% in the fourth quarter of 1998, and the lowest return was -16.55% in the third quarter of 2001.

            --------------------------------------------------------

                          Average Annual Total Returns
                    For the period ending December 31, 2001


                                             SINCE
                       1 YEAR   5 YEARS   INCEPTION(1)
                       ------   -------   ------------
Return Before Taxes    -12.58%    7.81%        9.56%
Return After Taxes on
  Distributions(2)     -12.60%    6.87%        8.57%
Return After Taxes on
  Distributions and
  Sale of Fund
  Shares(2)             -7.66%    6.28%        7.74%
S&P 500 Index
  (reflects no
  deduction for fees,
  expenses or taxes)   -11.89%   10.70%       13.55%


  (1)January 4, 1993

  (2)After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

            --------------------------------------------------------

JOHNSON OPPORTUNITY FUND                         PROSPECTUS DATED APRIL 30, 2002



INVESTMENT OBJECTIVE
     The investment objective of the Opportunity Fund is long term capital growth.

PRINCIPAL STRATEGIES
     The Fund invests primarily in equity securities of medium-sized companies (those with a market capitalization between $1 billion and $15 billion) that the Fund's Adviser believes offer opportunities for capital appreciation. The Fund emphasizes securities of companies with significant potential to appreciate in value because of dynamic business changes, including changing consumer demands and lifestyles, or specific company developments such as new product or technological breakthroughs, new channels of distribution, revitalized management or industry competitive position or any other similar new opportunity. The Adviser generally intends to stay fully invested (subject to liquidity requirements), regardless of the movement of stock prices.

PRINCIPAL RISKS OF INVESTING IN THE FUND
  - Company risk is the risk that the Fund value might decrease in response to the activities and financial prospects of an individual company.
  - Market risk is the risk that the Fund value might decrease in response to general market and economic conditions.
  - Volatility risk -- Common stocks tend to be more volatile than other investment choices.
  - As with any mutual fund investment, the Fund's returns may vary and you could lose money.

  In addition, the stocks of medium sized companies are subject to certain risks including:
  - Possible dependence on a limited product line, limited financial resources or management group.
  - Less frequent trading and trading with smaller volume than larger stocks, which may make it difficult for the Fund to buy or sell the stocks.
  - Greater fluctuation in value than larger, more established company stocks.

IS THIS FUND RIGHT FOR YOU?
    The Fund may be a suitable investment for:
  - long term investors seeking a Fund with a growth investment strategy
  - investors willing to accept price fluctuations in their investment
  - investors who can tolerate the greater risks associated with common stock investments

HOW THE FUND HAS PERFORMED

     The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.


            --------------------------------------------------------

                            Annual Total Returns for
                              the Opportunity Fund

[BAR GRAPH]              as of December 31 of each year

1995                                                                             25.27%
1996                                                                              23.1
1997                                                                             27.26
1998                                                                             18.93
1999                                                                             12.65
2000                                                                              6.34
2001                                                                            -15.17


            --------------------------------------------------------


     During the period shown, the highest return for a calendar quarter was 19.43% in the fourth quarter of 1998, and the lowest return was -21.52% in the third quarter of 2001.

            --------------------------------------------------------

                          Average Annual Total Returns
                    For the period ending December 31, 2001


                                             SINCE
                       1 YEAR   5 YEARS   INCEPTION(1)
                       ------   -------   ------------
Return Before Taxes    -15.17%    8.99%       12.70%
Return After Taxes on
  Distributions(2)     -15.17%    8.10%       11.74%
Return After Taxes on
  Distributions and
  Sale of Fund
  Shares(2)             -9.24%    7.37%       10.58%
Russell Midcap
  Index(3) (reflects
  no deduction for
  fees, expenses or
  taxes)                -5.62%   11.40%       14.37%
S&P Midcap Index
  (reflects no
  deduction for fees,
  expenses or taxes)    -0.60%   16.10%       17.43%


  (1)May 16, 1994

  (2)After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  (3)As of November 14, 2001, the Opportunity Fund has chosen the Russell Midcap Index as its benchmark because that Index better reflects the Fund's investment style.

            --------------------------------------------------------

JOHNSON REALTY FUND                              PROSPECTUS DATED APRIL 30, 2002



INVESTMENT OBJECTIVE
     The investment objective of the Realty Fund is above average income and long term capital growth.

PRINCIPAL STRATEGIES
     The Fund invests primarily in equity securities of companies in the real estate industry, including but not limited to REITs (real estate investment trusts) and other real estate related equity securities, such as common stock, preferred stock and/or convertible securities of companies engaged in real estate related businesses. Under normal circumstances, at least 80% of the Fund's total assets will be in the real estate industry.

     The Fund will invest primarily in equity REITs that invest in office, residential, retail, industrial, and other specialty properties such as hotels, self-storage facilities, healthcare facilities, and parking facilities. The Adviser intends to diversify by sector and geographic location but will not attempt to duplicate the real estate market as a whole in terms of proportion of invested assets in any specific region or property category.

PRINCIPAL RISKS OF INVESTING IN THE FUND
  - Company risk is the risk that the Fund value might decrease in response to the activities and financial prospects of an individual company.
  - Market risk is the risk that the Fund value might decrease in response to general market and economic conditions.
  - Real estate risk -- The Fund may be subject to risk associated with the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market, and with direct ownership of real estate, such as:
       - Decreases in real estate values
       - Overbuilding
       - Environmental liabilities
  - Increases in operating costs, interest rates and/or property taxes.
  - Some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.
  - REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation.
  - As with any mutual fund investment, the Fund's returns may vary and you could lose money.

IS THIS FUND RIGHT FOR YOU?
     Due to the Fund's concentration in the real estate industry, the Fund is not intended to be a complete investment program; however, the Fund may be a suitable investment for:
  - long term investors
  - investors looking to diversify into real estate securities
  - investors willing to accept fluctuations in the value of their investments

HOW THE FUND HAS PERFORMED

     The chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.


            --------------------------------------------------------

                            Annual Total Returns for
                                the Realty Fund

[BAR GRAPH]              as of December 31 of each year

1998                                                                            -18.56%
1999                                                                             -2.47
2000                                                                             26.22
2001                                                                              4.75


            --------------------------------------------------------


     During the period shown, the highest return for a calendar quarter was 11.20% in the second quarter of 2000; and the lowest return was -10.86% for the third quarter of 1998.

            --------------------------------------------------------

                          Average Annual Total Returns
                    For the period ending December 31, 2001


                                           SINCE
                               1 YEAR   INCEPTION(1)
                               ------   ------------
Return Before Taxes             4.75%        1.23%
Return After Taxes on
  Distributions(2)              2.72%       -0.94%
Return After Taxes on
  Distributions and Sale of
  Fund Shares(2)                2.84%       -0.27%
NAREIT Index(3) (reflects no
  deduction for fees,
  expenses or taxes)           13.93%        3.19%


  (1)January 2, 1998

  (2)After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  (3)NAREIT = National Association of Real Estate Investment Trust

            --------------------------------------------------------

JOHNSON FIXED INCOME FUND                        PROSPECTUS DATED APRIL 30, 2002



INVESTMENT OBJECTIVE
     The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with preservation of capital.

PRINCIPAL STRATEGIES
     The Fund invests primarily in a broad range of investment grade fixed income securities, including bonds, notes, convertible bonds, mortgage-backed securities, collateralized mortgage obligations, domestic and foreign corporate and government securities, municipal securities, zero coupon bonds and short term obligations, such as commercial paper and repurchase agreements. The Adviser typically selects fixed income securities with maturities between three and fifteen years, based on the available yield at various maturity levels. The Fund will normally invest at least 95% of its assets in investment grade fixed income securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND
  - Interest rate risk is the risk that the value of your investment may decrease when interest rates rise.
  - Credit risk is the risk that the issuer of the fixed income security may not be able to make interest and principal payments when due.
  - Prepayment risk is the risk that the value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.
  - As with any mutual fund investment, the Fund's returns may vary and you could lose money.

IS THIS FUND RIGHT FOR YOU?
     The Fund may be a suitable investment for:
  - long term investors seeking a fund with an income and capital preservation strategy
  - investors seeking to diversify their holdings with bonds and other fixed income securities
  - investors willing to accept price fluctuations in their investments.
HOW THE FUND HAS PERFORMED

     The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

                            Annual Total Returns for
                             the Fixed Income Fund

                         as of December 31 of each year

            --------------------------------------------------------

                            Annual Total Returns for
                             the Fixed Income Fund

[BAR CHART]              as of December 31 of each year

1993                                                                              9.51%
1994                                                                             -5.14
1995                                                                              17.7
1996                                                                              3.11
1997                                                                              8.44
1998                                                                              9.05
1999                                                                             -3.68
2000                                                                              9.76
2001                                                                              6.11


            --------------------------------------------------------


     During the period shown, the highest return for a calendar quarter was 6.04% in the second quarter of 1995, and the lowest return was -3.42% for the first quarter of 1994.

            --------------------------------------------------------

                          Average Annual Total Returns
                   For the periods ending December 31, 2001:


                                              SINCE
                       1 YEAR    5 YEARS   INCEPTION(1)
                       -------   -------   ------------
Return Before Taxes      6.11%    5.81%        5.89%
Return After Taxes on
  Distributions(2)       4.00%    3.57%        3.71%
Return After Taxes on
  Distributions and
  Sale of Fund
  Shares(2)              3.71%    3.54%        3.64%
Lehman Intermediate
  Index (reflects no
  deduction for fees,
  expenses or taxes)     8.96%    7.10%        6.73%


  (1)January 4, 1993

  (2)After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

            --------------------------------------------------------

JOHNSON MUNICIPAL INCOME FUND                    PROSPECTUS DATED APRIL 30, 2002



INVESTMENT OBJECTIVE
     The investment objective of the Municipal Income Fund is a high level of federally tax-free income over the long term consistent with preservation of capital.

PRINCIPAL STRATEGIES
     The Fund invests primarily in investment grade municipal securities issued by or on behalf of states, territories and possessions of the United States, and other political subdivisions, agencies, authorities and instrumentalities, the income from which is exempt from regular federal income tax. The Adviser primarily invests in Ohio municipal securities which provide income that is exempt from both Ohio and regular federal income tax. The Fund may concentrate its investments in a particular segment of the bond market, such as housing agency bonds or airport bonds.

     The Adviser typically selects securities with maturities between three and fifteen years, based on the available yield at various maturity levels. The Fund will normally invest at least 95% of its assets in investment grade municipal securities (or unrated municipal securities that the Adviser determines are of comparable quality) which provide income that is exempt from Federal Income tax and the alternative minimum tax.

PRINCIPAL RISKS OF INVESTING IN THE FUND
  - Interest rate risk is the risk that the value of your investment may decrease when interest rates rise.
  - Credit risk is the risk that the issuer of a bond may not be able to make interest and principal payment when due.
  - Political risk is the risk that substantial changes in federal income tax laws could cause municipal bond prices to decline. This is because the demand for municipal bonds is strongly influenced by the value of tax-exempt income to investors.
  - Geographic risk -- Because the Fund invests primarily in bonds from the State of Ohio, it is particularly sensitive to political and economic factors that negatively affect Ohio.
  - Segment risk -- Economic or political factors affecting one bond in a particular segment of the bond market may affect other bonds within the segment in the same manner.
  - Non-diversification risk -- The Fund may be invested in securities of fewer issuers than a diversified fund. This may cause greater fluctuation in the Fund's value and may make the Fund more susceptible to any single risk.
  - As with any mutual fund investment, the Fund's returns may vary and you could lose money.

IS THIS FUND RIGHT FOR YOU?

     The Fund may be a suitable investment for:


  - long term investors seeking a fund with a federally tax-free income strategy

  - investors willing to concentrate their investment primarily in the State of Ohio
  - investors willing to accept price fluctuations in their investment

HOW THE FUND HAS PERFORMED

     The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.


            --------------------------------------------------------

                            Annual Total Returns for
                           the Municipal Income Fund

[BAR CHART]              as of December 31 of each year

1995                                                                             10.88%
1996                                                                              3.43
1997                                                                              6.23
1998                                                                              5.19
1999                                                                             -1.24
2000                                                                              8.48
2001                                                                              4.66


            --------------------------------------------------------


     During the period shown, the highest return for a calendar quarter was 4.21% in the first quarter of 1995, and the lowest return was -2.20% for the second quarter of 1999.

            --------------------------------------------------------

                          Average Annual Total Returns
                    For the period ending December 31, 2001


                                             SINCE
                       1 YEAR   5 YEARS   INCEPTION(1)
                       ------   -------   ------------
Return Before Taxes     4.66%    4.61%        4.98%
Return After Taxes on
  Distributions(2)      4.66%    4.60%        4.96%
Return After Taxes on
  Distributions and
  Sale of Fund
  Shares(2)             4.39%    4.52%        4.83%
Lehman Five Year
  General Obligation
  Index (reflects no
  deduction for fees,
  expenses or taxes)    5.98%    5.31%        5.74%


  (1)May 16, 1994

  (2)After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

            --------------------------------------------------------

JOHNSON MUTUAL FUNDS                             PROSPECTUS DATED APRIL 30, 2002



COSTS OF INVESTING IN THE FUNDS:

     This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                                                                  FIXED     MUNICIPAL
                                               GROWTH    OPPORTUNITY    REALTY    INCOME     INCOME
                                               ------    -----------    ------    ------    ---------
SHAREHOLDER FEES(1) FIXED
(fees paid directly from your investment)
Maximum Front End Load.......................  None        None         None      None       None
Deferred Load................................  None        None         None      None       None
Redemption Fee...............................  None        None         None      None       None
Exchange Fee.................................  None        None         None      None       None
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
Management Fees..............................  1.00%       1.00%        1.00%     1.00%      1.00%
12b-1 Fees...................................  None        None         None      None       None
Total Annual Fund Operating Expenses.........  1.00%       1.00%        1.00%     1.00%      1.00%
Fee Waiver(2)................................  0.05%       0.05%        0.05%     0.15%      0.35%
NET EXPENSES.................................  0.95%       0.95%        0.95%     0.85%      0.65%

(1) A processing fee will be deducted from any wire sales proceeds and paid to the Custodian.

(2) The Adviser has contractually agreed to waive fees by the amounts shown through April 30, 2005. The Adviser may not unilaterally change the contract until May 1, 2005.

EXAMPLE:

     The example below is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your cost will be:

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
Growth Fund.................................................   $97       $304       $539       $1,215
Opportunity Fund............................................   $97       $304       $539       $1,215
Realty Fund.................................................   $97       $304       $539       $1,215
Fixed Income Fund...........................................   $87       $272       $508       $1,186
Municipal Income Fund.......................................   $67       $209       $446       $1,127

JOHNSON MUTUAL FUNDS                             PROSPECTUS DATED APRIL 30, 2002



HOW TO BUY, SELL OR EXCHANGE SHARES IN THE FUND
     The Funds and their transfer agent, Johnson Financial, Inc., can be contacted at the same mailing address and telephone numbers. If you need additional information on how to buy, sell or exchange shares in the Fund, please contact:

FUNDS:
Johnson Mutual Funds Trust
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 or (800) 541-0170
FAX: (513) 661-4901

TRANSFER AGENT:
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 or (800) 541-0170
FAX: (513) 661-4901

HOW TO BUY SHARES
     INITIAL PURCHASE: The minimum initial investment for each Fund is $2,000. Due to federal limitations, the minimum initial investment for an Education IRA is $500. You may diversify your investments by choosing a combination of any of the Funds for your investment program.

     BY MAIL -- You may purchase shares of any Fund by following these steps:
  - complete and sign an application;
  - draft a check made payable to: Johnson Mutual Funds;
  - identify on the check and on the application the Fund(s) in which you would like to invest;
  - mail the application, check and any letter of instruction to the Transfer Agent.

     BY WIRE -- You may purchase shares of any Fund by wiring Federal Funds from your bank, which may charge you a fee for doing so. If money is to be wired for a newly established account, you must call the Transfer Agent first to open an account and obtain an account number. Your bank must then wire the specified amount according to the following instructions:

The Provident Bank/Cincinnati
Johnson Mutual Funds
ABA #042000424
Account #0198-483
For Further Credit to: Johnson Mutual Funds
Shareholder Account Name:
Shareholder Account Number:

     You must mail a completed application to Johnson Mutual Funds after opening an account by wire transfer. Wire orders will be accepted only on a day on which the Funds and the custodian bank are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the custodian bank. There is presently no fee for the receipt of wired funds, but the Funds may charge a fee in the future.

ADDITIONAL PURCHASES
     You may buy additional shares of a Fund at any time (minimum of $100) by mail or by bank wire. Each additional purchase request must contain:
  - name of your account(s);
  - account number(s);
  - name of the Fund(s) in which you wish to invest.

     Checks should be made payable to "Johnson Mutual Funds" and should be sent to the Johnson Mutual Funds at the address indicated throughout this prospectus. A bank wire should be sent as outlined above.

AUTOMATIC INVESTMENT OPTION
     You may arrange to make additional investments ($100 minimum) automatically on a monthly or bi-monthly basis by transferring money from your checking account. You must complete the "Optional Automatic Investment Plan" section of the application and provide the Trust with a voided check from the account you wish to use for the automatic investment. You may terminate this automatic investment program at any time by contacting the Transfer Agent.

     The Funds may limit the amount of purchases and reject any purchase request in whole or in part. If your check or wire does not clear, you will be responsible for any loss incurred. The Fund can sell other shares you own as reimbursement for any loss incurred.

HOW TO SELL SHARES
     You may sell shares in a Fund by mail or telephone, without a charge. The proceeds of the sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's

JOHNSON MUTUAL FUNDS                             PROSPECTUS DATED APRIL 30, 2002



securities at the time of your sale. Your request for a sale should be addressed to the Johnson Mutual Funds and must include:
  - letter of instruction;
  - fund name;
  - account number(s);
  - account name(s);
  - dollar amount or the number of shares you wish to sell.

     All registered share owner(s) must sign this request in the exact name(s) and any special capacity in which they are registered. For joint accounts with right of survivorship, only one signature is required for withdrawal.

     The Funds may require that signatures on redemption requests be guaranteed by a bank or a member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of any Fund, a shareholder may be required to furnish additional legal documents to insure proper authorization. If you are not certain of the requirements for a sale, please call the Transfer Agent at the number indicated throughout this prospectus.

     BY TELEPHONE -- Telephone redemption privileges are automatically available to all shareholders. Shareholders may sell shares on any business day the New York Stock Exchange is open by calling the Transfer Agent before 4:00 p.m. Eastern Time. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures will include requiring a form of personal identification from the caller. Sale proceeds will be mailed or wired at the shareholder's direction to the designated account. The minimum amount that may be wired is $1,000. Wire charges of $10 may be deducted from sale proceeds.

     By using the telephone redemption and exchange privileges, a shareholder authorizes the Funds to act upon the instruction of any person by telephone they believe to be the shareholder. By telephone, this shareholder may sell shares from the account and transfer the proceeds to the address of record or the bank account designated or may exchange into another Fund. The Funds and the Transfer Agent are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. The Funds may change, modify or terminate the telephone redemption or exchange privilege at any time.

     BY SYSTEMATIC WITHDRAWAL PROGRAM -- Shareholders may request that a predetermined amount be sent by check, ACH (Automated Clearing House) or wired to them periodically, each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This program may be terminated by a shareholder or the Funds at any time without charge or penalty and will become effective five business days following receipt of instructions.

     In order to facilitate the delivery of the checks as close as possible to the end of the month, shares will be sold on the 24th day of the month or the last business day prior to the 24th day if the 24th falls on a holiday or weekend. Shares may also be sold on the 5th day of the month or the 15th day of the month at the shareholder's request. A withdrawal under the Systematic Withdrawal Program involves a sale of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to the shareholder's account, the account ultimately may be depleted.

     ADDITIONAL INFORMATION -- Sale requests specifying a certain date or share price cannot be accepted and will be returned. If you invest by wire, you may sell your shares on the first business day following such purchase. However, if you invest by a personal, corporate, cashier's or government check, the sales proceeds will not be paid until your investment has cleared the bank, which may take up to 15 calendar days from the date of purchase. Exchanges into any of the other Funds are, however, permitted without the waiting period.

     When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend sales of Fund shares or postpone payment dates. If you are unable to accomplish your transaction by telephone (during times of unusual market activity), consider sending your order by

JOHNSON MUTUAL FUNDS                             PROSPECTUS DATED APRIL 30, 2002



express mail to the Funds, or facsimile to (513) 661-4901 or (513) 661-3160.


     Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund may require any shareholder to sell all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $2,000 due to sales of Fund shares, or such other minimum amount as the Fund may determine from time to time. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. All shares of a Fund are also subject to involuntary sale if the Board of Trustees determines to liquidate a Fund. An involuntary sale will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.


HOW TO EXCHANGE SHARES
     As a shareholder in any Fund in the Johnson Mutual Funds Trust, you may exchange shares for shares of any other fund in the Johnson Mutual Funds Trust, subject to the minimum initial investment requirement of the Fund into which you are making the exchange. You may make an exchange by telephone or by written request.

     BY TELEPHONE -- Shareholders may call the Transfer Agent to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the Transfer Agent. Requests for exchanges received prior to 4:00 p.m. Eastern Time will be processed at the next determined net asset value (NAV) as of the close of business on the same day.

     An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated on the same day. See "How to Sell Shares." An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short term capital gain or loss on the shares sold.

     Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the exchange privilege in the future upon 60 days prior notice to the shareholders.

SHARE PRICE CALCULATION
     The value of an individual share in a Fund, the net asset value (NAV), is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of 4:00 p.m. Eastern Time on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Stock Exchange is closed on weekends, most Federal holidays and Good Friday. The net asset value per share of each Fund will fluctuate.

     Requests to purchase, exchange and redeem shares are processed at the NAV calculated after the Transfer Agent receives your order in the form described above in the applicable section. The Funds' assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

DIVIDENDS AND DISTRIBUTIONS

     The Realty Fund, the Fixed Income Fund and the Municipal Income Fund intend to distribute substantially all of their net investment income as dividends to shareholders on a quarterly basis. The Realty Fund, the Fixed Income Fund and the Municipal Income Fund each expect their distributions will consist of income. The Opportunity Fund and the Growth Fund intend to distribute substantially all of their net investment income as dividends to shareholders on an annual basis at year end. Each Fund intends to distribute its capital gains once a year, at year end.


     Dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. You will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other

JOHNSON MUTUAL FUNDS                             PROSPECTUS DATED APRIL 30, 2002



transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. Distributions of less than $10 and distributions on shares purchased within the last 30 days, however, will not be paid in cash and will be reinvested. You may elect to have distributions on shares held in IRA's and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

TAXES
     In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a taxable distribution. Any capital gains distributed by the Municipal Income Fund may be taxable. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

     You are not required to pay federal regular income tax on any dividends received from a Fund that represent net interest on tax-exempt municipal bonds. However, dividends representing net interest earned on some municipal bonds may be included in calculating the federal alternative minimum tax. Income that is exempt from federal tax may be subject to state and local income tax.

     The IRS treats interest on certain "private activity" bonds as a tax preference item. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons and other public facilities, private activity bonds provide benefits to private parties. The Municipal Income Fund may purchase all types of municipal bonds, including private activity bonds. If it does so, a portion of its dividends may be treated as a tax preference item. In addition, although the Municipal Income Fund invests primarily in tax-exempt securities, a portion of its assets may generate income that is not exempt from federal or state income tax.

     Each Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. You should consult with your tax adviser regarding specific questions as to federal, state or local taxes, the tax effect of distributions and withdrawals from the Funds and the use of the Exchange Privilege.

     Unless you furnish your certified taxpayer identification number (social security number for individuals) and certify that you are not subject to backup withholding, the Funds will be required to withhold and remit to the IRS 31% of the dividends, distributions and sales proceeds payable to the shareholder. The Funds may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific shareholder account in any year, the Fund will make a corresponding charge against the shareholder account.

MANAGEMENT OF THE FUNDS
     Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247 ("Johnson") serves as investment adviser to the Funds. In this capacity, Johnson is responsible for the selection and on going monitoring of the securities in each Fund's investment portfolio and managing the Funds' business affairs. Johnson is a Cincinnati-based company that has grown, since its inception in 1965, to become the largest independent investment advisory firm in the Cincinnati area. As of March 29, 2002, Johnson has over $2.8 billion of assets under management with services extending to a wide range of clients, including businesses, individuals, foundations, institutions and endowments. Johnson solely provides investment management, through individually managed portfolios, and has no commission-based affiliations from the sale of products. An investment committee of Johnson is responsible for the investment decisions and the day-to-day management of the Funds. The management fees paid during the fiscal year ended December 31, 2001 by each Fund are: Growth Fund: 0.95%; Opportunity Fund: 0.95%; Realty Fund: 0.95%; Fixed Income Fund: 0.85%; and Municipal Income Fund: 0.65%.

JOHNSON MUTUAL FUNDS                             PROSPECTUS DATED APRIL 30, 2002



OTHER INFORMATION ABOUT INVESTMENTS
JOHNSON GROWTH FUND AND JOHNSON OPPORTUNITY FUND
  - NON-PRINCIPAL STRATEGY:
     Each of the Growth and Opportunity Funds expects under normal circumstances to invest no more than 15% of its net assets in American Depository Receipts (ADRs). An ADR is a certificate of ownership issued by a U.S. bank as a convenience to investors instead of the underlying foreign security which the bank holds in custody. In general, foreign investments involve higher risks than U.S. investments. Foreign markets tend to be more volatile than those of the U.S. and bring increased exposure to foreign economic, political and other events that can have a negative effect on the value of issuers in a particular foreign country.

JOHNSON MUNICIPAL INCOME FUND
  - PRINCIPAL STRATEGY:
     Because the Municipal Income Fund concentrates its investments in the State of Ohio, it is particularly sensitive to political and economic factors affecting Ohio, which could affect the creditworthiness and the value of the securities in the Fund's portfolio. The Ohio economy, while diversifying more into the service and other non-manufacturing areas, continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Economic problems, including high unemployment, have had and may have varying effects on the different geographic areas of the state and its political subdivisions. In line with national trends, the state has experienced budget shortfalls due to weak revenue results and higher-than-budgeted human service expenditures. Future national, regional or statewide economic difficulties, and the resulting impact on state or local government finances generally, could adversely affect the market value of Ohio municipal securities held in the portfolio of the Fund or the ability of particular obligors to make timely payments of debt service on those obligations.

  - NON-PRINCIPAL STRATEGY:
     The Municipal Income Fund may invest in fixed income securities which are unrated if the Adviser determines that they are of comparable quality to securities rated investment grade. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than with higher grade securities. If the rating of a security drops below investment grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk.

GENERAL
     From time to time, any Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, any Fund may hold all or a portion of its assets in money market instruments securities of other no-load mutual funds or repurchase agreements. If a Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Funds may not achieve their investment objectives. Each Fund may also invest in such instruments at anytime to maintain liquidity or pending selection of investments in accordance with its policies.

     You should understand that REIT's purchased by the Realty Fund have their own expenses and fees.

     The investment objectives and strategies of any Fund may be changed without shareholder approval.

JOHNSON MUTUAL FUNDS                             PROSPECTUS DATED APRIL 30, 2002



FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand each Fund's financial results. Certain information reflects financial results for a single Fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's., whose report, along with each Fund's financial statements, are included in the Funds' annual report, which is available upon request and without charge.


                                    NET                                DISTRIBUTIONS   DISTRIBUTIONS
                     BEGINNING   INVESTMENT   NET GAINS     TOTAL          FROM            FROM
                        NAV        INCOME     (LOSSES)    OPERATIONS     DIVIDENDS     CAPITAL GAINS
                         $           $            $           $              $               $
                     ---------   ----------   ---------   ----------   -------------   -------------
GROWTH
  2001                 29.28        0.02        (3.70)      (3.68)         (0.02)           0.00
  2000                 33.86        0.02        (4.58)      (4.56)         (0.02)           0.00
  1999                 30.98        0.02         3.48        3.50          (0.02)          (0.60)
  1998                 25.38        0.05         7.32        7.37          (0.05)          (1.72)
  1997                 21.16        0.16         7.01        7.17          (0.16)          (2.79)
OPPORTUNITY
  2001                 33.63       (0.03)       (5.07)      (5.10)          0.00            0.00
  2000                 33.40       (0.06)        2.22        2.16           0.00           (1.93)
  1999                 31.10       (0.02)        3.94        3.92           0.00           (1.62)
  1998                 26.44       (0.02)        5.02        5.00           0.00           (0.34)
  1997                 22.65        0.03         6.13        6.16          (0.03)          (2.34)
FIXED
INCOME
  2001                 15.48        0.82         0.12        0.94          (0.82)           0.00
  2000                 14.93        0.86         0.55        1.41          (0.86)           0.00
  1999                 16.36        0.81        (1.41)      (0.60)         (0.81)          (0.02)
  1998                 15.84        0.86         0.55        1.41          (0.86)          (0.03)
  1997                 15.45        0.88         0.39        1.27          (0.88)           0.00
MUNICIPAL
INCOME
  2001                 15.79        0.63         0.10        0.73          (0.62)           0.00
  2000                 15.18        0.65         0.61        1.26          (0.65)           0.00
  1999                 15.99        0.60        (0.80)      (0.20)         (0.60)          (0.01)
  1998                 15.88        0.64         0.18        0.82          (0.64)          (0.07)
  1997                 15.57        0.64         0.32        0.96          (0.64)          (0.01)

                                                                              RATIO OF    RATIO OF
                                                                              EXPENSES       NET
                                           NAV                 NET ASSETS      TO AVG     INCOME TO   PORTFOLIO
                          TOTAL          END OF       TOTAL      END OF         NET        AVG NET    TURNOVER
                      DISTRIBUTIONS      PERIOD       RETURN     PERIOD        ASSETS      ASSETS       RATE
                            $               $           %      $ MILLIONS       %(1)        %(1)          %
                      -------------      ------       ------   ----------     --------    ---------   ---------
GROWTH
  2001                    (0.02)          25.58       (12.58)     52.49         0.95         0.04       37.08
  2000                    (0.02)          29.28       (13.47)     55.97         0.95         0.06       32.03
  1999                    (0.62)          33.86        11.31      62.02         0.95         0.07       29.84
  1998                    (1.77)          30.98        29.10      48.39         0.95         0.19       39.71
  1997                    (2.95)          25.38        33.96      31.90         0.97         0.65       54.44
OPPORTUNITY
  2001                     0.00           28.53       (15.17)     68.82         0.95        (0.11)      46.30
  2000                    (1.93)          33.63         6.34      75.51         0.95        (0.19)      34.17
  1999                    (1.62)          33.40        12.65      62.78         0.95        (0.08)      40.71
  1998                    (0.34)          31.10        18.93      48.21         0.95        (0.06)      41.46
  1997                    (2.37)          26.44        27.26      35.06         0.97         0.11       55.05
FIXED
INCOME
  2001                    (0.82)          15.60         6.11      39.52         0.85         5.19       22.72
  2000                    (0.86)          15.48         9.76      34.53         0.85         5.77       29.16
  1999                    (0.83)          14.93        (3.68)     30.37         0.85         5.45       13.66
  1998                    (0.89)          16.36         9.05      24.00         0.85         5.40       24.89
  1997                    (0.88)          15.84         8.44      18.87         0.85         5.67       29.33
MUNICIPAL
INCOME
  2001                    (0.62)          15.90         4.66       7.88         0.65         3.97        5.57
  2000                    (0.65)          15.79         8.48       6.06         0.65         4.30        0.00
  1999                    (0.61)          15.18        (1.24)      5.15         0.65         4.03        8.44
  1998                    (0.71)          15.99         5.19       3.93         0.65         4.01       20.70
  1997                    (0.65)          15.88         6.23       3.90         0.63         4.19        9.95



                                    NET       RETURN
                     BEGINNING   INVESTMENT     OF      NET GAINS     TOTAL
                        NAV        INCOME     CAPITAL   (LOSSES)    OPERATIONS
                         $           $           $          $           $
                     ---------   ----------   -------   ---------   ----------
REALTY
  2001                 12.88        0.64       0.05       (0.10)       0.59
  2000                 10.72        0.61       0.05        2.11        2.77
  1999                 11.54        0.54       0.11       (0.93)      (0.28)
  1998                 15.00        0.61       0.12       (3.46)      (2.73)


                      DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS                     NAV
                          FROM            FROM            FROM            TOTAL        END OF
                        DIVIDENDS     CAPITAL GAINS        ROC        DISTRIBUTION     PERIOD
                            $               $               $               $            $
                      -------------   -------------   -------------   ------------     ------
REALTY
  2001                    (0.64)           0.00            0.00           (0.64)       12.83
  2000                    (0.61)           0.00            0.00           (0.61)       12.88
  1999                    (0.54)           0.00            0.00           (0.54)       10.72
  1998                    (0.61)           0.00           (0.12)          (0.73)       11.54

                                              RATIO OF    RATIO OF
                                              EXPENSES       NET
                               NET ASSETS      TO AVG     INCOME TO   PORTFOLIO
                      TOTAL      END OF         NET        AVG NET    TURNOVER
                      RETURN     PERIOD        ASSETS      ASSETS       RATE
                        %      $ MILLIONS       %(1)        %(1)          %
                      ------   ----------     --------    ---------   ---------
REALTY
  2001                  4.75       9.26         0.95         5.10        7.36
  2000                 26.22       8.47         0.95         5.30        0.86
  1999                 (2.47)      5.86         0.95         4.93       11.21
  1998                (18.56)      5.10         0.48         5.17       12.07



(1)The Adviser waived the maximum 1.00% management fee to sustain a fee of 0.95% for the Growth Fund, Opportunity Fund, and Realty Fund; 0.85% for the Fixed Income Fund; and 0.65% for the Municipal Income Fund. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2005. As of 12/31/01, assuming no waiver of management fee expenses, the ratios would have been: Growth Fund; Expenses to Average Net
Assets: 1.00% and Net Income to Average Net Assets: 0.01%; Opportunity Fund; Expenses to Average Net Assets: 1.00% and Net Income to Average Net Assets:
(0.16%); Realty Fund; Expenses to Average Net Assets: 1.00% and Net Income to Average Net Assets: 5.05%; Fixed Income Fund; Expenses to Average Net Assets:
1.00% and Net Income to Average Net Assets: 5.04%; Municipal Fund; Expenses to Average Net Assets: 1.00% and Net Income to Average Net Assets: 3.62%.

JOHNSON MUTUAL FUNDS                             PROSPECTUS DATED APRIL 30, 2002



                                 PRIVACY POLICY

     The following is a description of the Funds' policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUNDS COLLECT. The Funds collect the following nonpublic personal information about you:

- Information the Funds receive from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

- Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUNDS DISCLOSE. The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Funds' custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                               INVESTMENT ADVISER
                        Johnson Investment Counsel, Inc.
                              3777 West Fork Road
                             Cincinnati, Ohio 45247

                                 TRANSFER AGENT
                            Johnson Financial, Inc.
                              3777 West Fork Road
                             Cincinnati, Ohio 45247

                                    AUDITORS
                        McCurdy & Associates CPA's, Inc.
                               27955 Clemens Road
                              Westlake, Ohio 44145

                                   CUSTODIAN
                               The Provident Bank
                            Three East Fourth Street
                             Cincinnati, Ohio 45202

                                 LEGAL COUNSEL
                               Thompson Hine LLP
                               312 Walnut Street
                                   14th Floor
                          Cincinnati, Ohio 45202-4089

    Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on fund policies and operations. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the Funds' latest semi-annual or annual fiscal year end.

    Call the Funds at 513-661-3100 or 800-541-0170 or visit our website at www.johnsoninv.com to request free copies of the SAI and the Funds' annual and semi-annual reports, to request other information about the Funds and to make shareholder inquiries.

    You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act #811-7254

--------------------------------------------------------------------------------
PROSPECTUS                                                      APRIL 30, 2002
--------------------------------------------------------------------------------



                                 [JOHNSON LOGO]

                                  MUTUAL FUNDS


Prospectus dated April 30, 2002


-     JIC Institutional Bond Fund I
-     JIC Institutional Bond Fund II
-     JIC Institutional Bond Fund III









                                       Johnson Mutual Funds Trust
                                       3777 West Fork Road
                                       Cincinnati, OH 45247
                                       (513) 661-3100
                                       (800) 541-0170
                                       FAX (513) 661-4901



LIKE ALL MUTUAL FUND SHARES AND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SHARES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------







INVESTMENT OBJECTIVE, PRINCIPAL RISKS AND FUND PERFORMANCE
         JIC Institutional Bond Fund I......................................1
         JIC Institutional Bond Fund II.................................... 2
         JIC Institutional Bond Fund III................................... 3

OTHER INFORMATION ABOUT INVESTMENTS
         General............................................................4
         Cost of Investing in the Fund......................................4

HOW TO BUY, SELL OR EXCHANGE SHARES IN THE FUND
         How to Buy Shares..................................................5
         How to Sell Shares.................................................6
         How to Exchange Shares.............................................7

Share Price Calculation.....................................................7
Dividends and Distributions.................................................7
Taxes    ...................................................................8
Management of the Funds.....................................................8
Financial Highlights........................................................9
Privacy Policy.............................................................10
Service Providers..........................................................11
Other Sources of Information...............................................11

JIC INSTITUTIONAL BOND FUND I


INVESTMENT OBJECTIVE
      The investment objective of the JIC Institutional Bond Fund I is a high level of income over the long term consistent with preservation of capital.

PRINCIPAL STRATEGIES
      The Fund's strategy is to provide a diversified portfolio of investment grade bonds with aggregate risk, return and income characteristics similar to 1 to 3 year bonds. The Fund invests primarily in a broad range of investment grade fixed income securities, including bonds, notes, mortgage-backed securities, collaterized mortgage obligations, domestic corporate and government securities, and short term obligations such as commercial paper and repurchase agreements. The Fund will maintain a dollar weighted average maturity between 1 and 3 years and invest in no bond with a maturity longer than 5 years. To the extent consistent with the Fund's objective, the Adviser will try to avoid realization of capital gains for tax purposes. The Fund will normally invest at least 80% of its assets in bonds.

PRINCIPAL RISKS OF INVESTING IN THE FUND

    - Interest rate risk is the risk that the value of your investment may decrease when interest rates rise.
    - Credit risk is the risk that the issuer of the fixed income security may not be able to make interest and principal payments when due.
    - Prepayment risk is the risk that the value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.
    - Specific maturity risk is the risk that the specific maturities in which the Fund invests may fall in price more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.
    - As with any mutual fund investment, the Fund's returns may vary and you could lose money.



 IS THIS FUND RIGHT FOR YOU?

 The Fund may be a suitable investment for:

    - long term investors seeking a fund with an income and capital preservation strategy
    - investors seeking a fund with risk, return and income commensurate with 1 to 3 year bonds
    - investors seeking to diversify their holdings with bonds and other fixed income securities
    -    investors willing to accept price fluctuations in their investments
    -    investors with a $1 million initial investment.

 BAR CHART AND PERFORMANCE
         The Bar Chart below shows the Fund's total return for the calendar year ended December 31, 2001. The performance tables below shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

                                   [GRAPH]
                         AVERAGE ANNUAL TOTAL RETURNS
                                FOR THE PERIOD
                           ENDED DECEMBER 31, 2001

                                     5.42%

         During the period shown, the highest return for a calendar quarter was 2.82% in the third quarter of 2001, and the lowest return was -1.48% in the fourth quarter of 2001.

                     AVERAGE ANNUAL TOTAL RETURNS
                FOR THE PERIOD ENDING DECEMBER 31, 2001

                                1 year         Since Inception(1)

       Return Before Taxes       5.42%               6.54%
       Return After Taxes on     3.33%               4.21%
       Distributions(2)
       Return After Taxes on     3.07%               4.10%
       Distributions and
       Sale of Fund Shares(2)
--------------------------------------------------------------------------------
       Merrill Lynch 1-3         8.71%               8.90%
       year Government
       Corporate Index
       (reflects no
       deduction for fees,
       expenses or taxes)

       (1)August 31,2000
       (2)After-tax returns are calculated using the historical highest individual federal marginal income tax rates and don not reflect the impact of state and local taxes. Actual after-tax return depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

JIC INSTITUTIONAL BOND FUND II


INVESTMENT OBJECTIVE
      The investment objective of the JIC Institutional Bond Fund II is a high level of income over the long term consistent with preservation of capital.

PRINCIPAL STRATEGIES
      The Fund's strategy is to provide a diversified portfolio of investment grade bonds with aggregate risk, return and income characteristics similar to 3 to 5 year bonds. The Fund invests primarily in a broad range of investment grade fixed income securities, including bonds, notes, mortgage-backed securities, collaterized mortgage obligations, and domestic corporate and government securities. The Fund will maintain a dollar weighted average maturity between 3 and 5 years and invest in no bond with a maturity longer than 10 years. To the extent consistent with the Fund's objective, the Adviser will try to avoid realization of capital gains for tax purposes. The Fund will normally invest at least 80% of its assets in bonds.

PRINCIPAL RISKS OF INVESTING IN THE FUND

    - Interest rate risk is the risk that the value of your investment may decrease when interest rates rise.
    - Credit risk is the risk that the issuer of the fixed income security may not be able to make interest and principal payments when due.
    - Prepayment risk is the risk that the value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.
    - Specific maturity risk is the risk that the specific maturities in which the Fund invests may fall in price more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.
    - As with any mutual fund investment, the Fund's returns may vary and you could lose money.

IS THIS FUND RIGHT FOR YOU?

The Fund may be a suitable investment for:
- long term investors seeking a fund with an income and capital preservation strategy
- investors seeking a fund with risk, return and income commensurate with 3 to 5 year bonds
- investors seeking to diversify their holdings with bonds and other fixed income securities
-   investors willing to accept price fluctuations in their investments
-   investors with a $5 million initial investment.

       BAR CHART AND PERFORMANCE
         The Bar Chart below shows the Fund's total return for the calendar year ended December 31, 2001. The performance tables below shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

                                   [GRAPH]
                         AVERAGE ANNUAL TOTAL RETURNS
                                FOR THE PERIOD
                           ENDED DECEMBER 31, 2001

                                     6.86%

         During the period shown, the highest return for a calendar quarter was 4.69% in the third quarter of 2001, and the lowest return was -1.63% in the fourth quarter of 2001.



                     AVERAGE ANNUAL TOTAL RETURNS
                FOR THE PERIOD ENDING DECEMBER 31, 2001

                                1 year         Since Inception(1)

       Return Before Taxes       6.86%               8.62%
       Return After Taxes on     4.42%               6.20%
       Distributions(2)
       Return After Taxes on     4.15%               5.70%
       Distributions and
       Sale of Fund Shares(2)

--------------------------------------------------------------------------------

       Merrill Lynch 3-5         9.40%              11.67%
       year Government
       Corporate Index
       (reflects no
       deduction for fees,
       expenses or taxes)

       (1)August 31, 2000

       (2)After-tax returns are calculated using the historical highest individual federal marginal income tax rates and don not reflect the impact of state and local taxes. Actual after-tax return depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

JIC INSTITUTIONAL BOND FUND III


INVESTMENT OBJECTIVE
      The investment objective of the JIC Institutional Bond Fund III is a high level of income over the long term consistent with preservation of capital.

PRINCIPAL STRATEGIES
      The Fund's strategy is to provide a diversified portfolio of investment grade bonds with aggregate risk, return and income characteristics similar to 5 to 7 year bonds. The Fund invests primarily in a broad range of investment grade fixed income securities, including bonds, notes, mortgage-backed securities, collaterized mortgage obligations, and domestic corporate and government securities. The Fund will maintain a dollar weighted average maturity between 5 and 7 years and invest in no bond with a maturity longer than 15 years. To the extent consistent with the Fund's objective, the Adviser will try to avoid realization of capital gains for tax purposes. The Fund will normally invest at least 80% of its assets in bonds.

PRINCIPAL RISKS OF INVESTING IN THE FUND

    - Interest rate risk is the risk that the value of your investment may decrease when interest rates rise.
    - Credit risk is the risk that the issuer of the fixed income security may not be able to make interest and principal payments when due.
    - Prepayment risk is the risk that the value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.
    - Specific maturity risk is the risk that the specific maturities in which the Fund invests may fall in price more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.
    - As with any mutual fund investment, the Fund's returns may vary and you could lose money.

IS THIS FUND RIGHT FOR YOU?
The Fund may be a suitable investment for:

- long term investors seeking a fund with an income and capital preservation strategy

- investors seeking a fund with risk, return and income commensurate with 5 to 7 year bonds

- investors seeking to diversify their holdings with bonds and other fixed income securities

-        investors willing to accept price fluctuations in their investments

-        investors with a $5 million initial investment.

      BAR CHART AND PERFORMANCE
         The Bar Chart below shows the Fund's total return for the calendar year ended December 31, 2001. The performance tables below shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

                                   [GRAPH]
                         AVERAGE ANNUAL TOTAL RETURNS
                                FOR THE PERIOD
                           ENDED DECEMBER 31, 2001

                                     6.65%

         During the period shown, the highest return for a calendar quarter was 5.70% in the third quarter of 2001, and the lowest return was -2.33% in the fourth quarter of 2001.


                     AVERAGE ANNUAL TOTAL RETURNS
               FOR THE PERIOD ENDING DECEMBER 31, 2001

                                1 year         Since Inception(1)

      Return Before Taxes        6.65%              8.64%
      Return After Taxes on      4.19%              6.17%
      Distributions(2)
      Return After Taxes on      4.03%              5.69%
      Distributions and Sale
      of Fund Shares(2)

--------------------------------------------------------------------------------
      Merrill Lynch 5-7 year     9.37%              11.69%
      Government Corporate
      Index (reflects no
      deduction for fees,
      expenses or taxes)

      (1)August 31, 2000

      (2)After-tax returns are calculated using the historical highest individual federal marginal income tax rates and don not reflect the impact of state and local taxes. Actual after-tax return depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

GENERAL INFORMATION

         From time to time, any JIC Institutional Bond Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, any Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If a Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Funds may not achieve their investment objectives. Each Fund may also invest in such instruments at anytime to maintain liquidity or pending selection of investments in accordance with its policies.

         The investment objective and strategies of any Fund may be changed without shareholder approval.

COSTS OF INVESTING IN THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                                   INSTITUTIONAL        INSTITUTIONAL         INSTITUTIONAL
                                                   BOND FUND I          BOND FUND II          BOND FUND III
                                                   -----------          ------------          -------------
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Front End Load...............................None                   None                None
Deferred Load........................................None                   None                None
Redemption Fee.......................................None                   None                None
Exchange Fee.........................................None                   None                None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
Management Fees......................................0.30%                  0.30%               0.30%
12b-1 Fees...........................................None                   None                None
Total Annual Fund Operating Expenses.................0.30%                  0.30%               0.30%


EXAMPLE:

         The example below is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your cost are estimated to be:

                                    1 year     3 years    5 years    10 years
                                    ------     -------    -------    --------
JIC Institutional Bond Fund I        $31         $97        $169       $381
JIC Institutional Bond Fund II       $31         $97        $169       $381
JIC Institutional Bond Fund III      $31         $97        $169       $381

HOW TO BUY, SELL OR EXCHANGE SHARES IN THE FUND

      The Funds and their transfer agent, Johnson Financial, Inc., can be contacted at the same mailing address and telephone numbers. If you need additional information on how to buy, sell or exchange shares in the Fund, please contact:

FUNDS:
Johnson Mutual Funds Trust
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 or (800) 541-0170
FAX: (513) 661-4901

TRANSFER AGENT:
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 or (800) 541-0170
FAX: (513) 661-4901

HOW TO BUY SHARES

INITIAL PURCHASE
      The minimum initial investment for JIC Institutional Bond Fund I is $1 million. The minimum initial investment for JIC Institutional Bond Fund II is $5 million, and the minimum initial investment for JIC Institutional Bond Fund III is $5 million.

      BY MAIL - You may purchase shares of any Fund by following these steps:
    -    Complete and sign an application;
    -    Draft a check made payable to: Johnson Mutual Funds;
    - Identify on the check and on the application the Fund(s) in which you would like to invest;
    - Mail the application, check and any letter of instruction to the Transfer Agent.

      BY WIRE - You must mail a completed application to Johnson Mutual Funds after opening an account by wire transfer. Wire orders will be accepted only on a day on which the Funds and the custodian bank are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the custodian bank.

      You may purchase shares of any JIC Institutional Bond Fund by wiring Federal Funds from your bank, which may charge you a fee for doing so. If money is to be wired for a newly established account, you must call the Transfer Agent first to open an account and obtain an account number. Your bank must then wire the specified amount according to the following instructions:

The Provident Bank/Cincinnati
Johnson Mutual Funds
ABA #042000424
Account #0198-483
For Further Credit to: Johnson Mutual Funds
Shareholder Account Name: ___________________
Shareholder Account Number:  __________

ADDITIONAL PURCHASES
      You may buy additional shares of a JIC Institutional Bond Fund at any time (minimum of $100) by mail or by bank wire if you meet the initial investment requirement for each fund. Each additional purchase request must contain:

      -  Name of your account(s);
      -  Account number(s);
      -  Name of the JIC Institutional Bond Fund(s) in which you wish to invest.

      Checks should be made payable to "Johnson Mutual Funds" and should be sent to the Johnson Mutual Funds at the address indicated throughout this prospectus. A bank wire should be sent as outlined above.

OTHER PURCHASE INFORMATION
      The JIC Institutional Bond Funds may limit the amount of purchases and reject any purchase request in whole or in part. If your check or wire does not clear, you will be responsible for any loss incurred. Each JIC Institutional Bond Fund may sell other shares you own as reimbursement for any loss incurred.

      Each of the JIC Institutional Bond Funds, or the designated officer or officers of the Johnson Mutual Funds Trust, may waive the stated minimum initial investment amount on any of the JIC Institutional Bond Funds at its sole discretion.

HOW TO SELL SHARES

      You may sell shares in a JIC Institutional Bond Fund by mail or telephone, without a charge. The proceeds of the sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your request for a sale should be addressed to the Johnson Mutual Funds and must include:

      -  Letter of instruction;
      -  Fund name;
      -  Account number(s);
      -  Account name(s);
      -  Dollar amount or the number of shares you wish to sell.

      All registered share owner(s) must sign this request in the exact name(s) and any special capacity in which they are registered. For joint accounts with right of survivorship, only one signature is required for withdrawal.

      The Funds may require that a bank or a member firm of a national securities exchange guarantee signatures on redemption requests. Signature guarantees are for the protection of shareholders. At the discretion of any JIC Institutional Bond Fund, a shareholder may be required to furnish additional legal documents to insure proper authorization. If you are not certain of the requirements for a sale, please call the Transfer Agent at the number indicated throughout this prospectus.

      BY TELEPHONE - Telephone redemption privileges are automatically available to all shareholders. Shareholders may sell shares on any business day the New York Stock Exchange is open by calling the Transfer Agent before 4:00 p.m. Eastern Time. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures will include requiring a form of personal identification from the caller. Sale proceeds will be mailed or wired at the shareholder's direction to the designated account.

      By using the telephone redemption and exchange privileges, a shareholder authorizes the Funds to act upon the instruction of any person by telephone they believe to be the shareholder. By telephone, this shareholder may sell shares from the account and transfer the proceeds to the address of record or the bank account designated or may exchange into another Fund. The Funds and the Transfer Agent are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. The Funds may change, modify or terminate the telephone redemption or exchange privilege at any time.

      ADDITIONAL INFORMATION - Sale requests specifying a certain date or share price cannot be accepted and will be returned. If you invest by wire, you may sell your shares on the first business day following such purchase. However, if you invest by a personal, corporate, cashier's or government check, the sales proceeds will not be paid until your investment has cleared the bank, which may take up to 15 calendar days from the date of purchase. Exchanges into any of the other Funds are, however, permitted without the waiting period.

      When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend sales of Fund shares or postpone payment dates. If you are unable to accomplish your transaction by telephone (during times of unusual market activity), consider sending your order by express mail to the Funds, or facsimile to (513) 661-4901 or (513) 661-3160.

      Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund may require any shareholder to sell all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $2,000 due to sales of Fund shares, or such other minimum amount as the Fund may determine from time to time. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. All shares of a Fund are also subject to an involuntary sale if the Board of Trustees determines to liquidate a Fund. An involuntary sale will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

HOW TO EXCHANGE SHARES

      As a shareholder in any Fund in the Johnson Mutual Funds Trust, you may exchange shares for shares of any other fund in the Johnson Mutual Funds Trust, subject to the minimum initial investment requirement of the Fund in which you are making the exchange. You may make an exchange by telephone or by written request.

      BY TELEPHONE - Shareholders may call the Transfer Agent to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the Transfer Agent. Requests for exchanges received prior to 4:00 p.m. Eastern Time will be processed at the next determined net asset value (NAV) as of the close of business on the same day.

      An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated on the same day. See "How to Sell Shares." An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short term capital gain or loss on the shares sold.

      Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the exchange privilege in the future upon 60 days prior notice to the shareholders.

SHARE PRICE CALCULATION

      The value of an individual share in a Fund, the net asset value (NAV), is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of 4:00 p.m. Eastern Time on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Stock Exchange is closed on weekends, most Federal holidays and Good Friday. The net asset value per share of each Fund will fluctuate.

      Requests to purchase, exchange and redeem shares are processed at the NAV calculated after the Transfer Agent receives your order in the form described above in the applicable section. The Funds' assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

DIVIDENDS AND DISTRIBUTIONS

      Each JIC Institutional Bond Fund intends to distribute substantially all of its net investment income as dividends to shareholders on a monthly basis. Each JIC Institutional Bond Fund intends to distribute its capital gains once a year, at year-end.

      Dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. You will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. Distributions of less than $10 and distributions on shares purchased within the last 30 days, however, will not be paid in cash and will be reinvested. You may elect to have distributions on shares held in IRA's and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan. The JIC Institutional Bond Funds expect their distributions will consist of income.

TAXES

      In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a taxable distribution.

      Each Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. You should consult with your tax adviser regarding specific questions as to federal, state or local taxes, the tax effect of distributions and withdrawals from the Funds and the use of the Exchange Privilege.

      Unless you furnish your certified taxpayer identification number (social security number for individuals) and certify that you are not subject to backup withholding, the Funds will be required to withhold and remit to the IRS 31% of the dividends, distributions and sales proceeds payable to the shareholder. The Funds may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific shareholder account in any year, the Fund will make a corresponding charge against the shareholder account.

MANAGEMENT OF THE FUNDS

      Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247 ("Johnson") serves as investment adviser to the Funds. In this capacity, Johnson Investment Counsel, Inc. is responsible for the selection and on going monitoring of the securities in each Fund's investment portfolio and managing the Funds' business affairs. Johnson Investment Counsel, Inc. is a Cincinnati-based company that has grown, since its inception in 1965, to become the largest independent investment advisory firm in the Cincinnati area. As of March 29, 2002 Johnson Investment Counsel, Inc. has over $2.8 billion of assets under management with services extending to a wide range of clients, including businesses, individuals, foundations, institutions and endowments. Johnson Investment Counsel, Inc. solely provides investment management, through individually managed portfolios, and has no commission-based affiliations from the sale of products. An investment committee of Johnson Investment Counsel, Inc. is responsible for the investment decisions and the day-to-day management of the Funds. For the fiscal year ended December 31, 2001, the Investment Adviser, Johnson Investment Counsel, Inc., receives a fee from each Fund equal to 0.30% of its average daily net assets.

FINANCIAL HIGHLIGHTS

      The financial highlights tables are intended to help you understand each Fund's financial results. Certain information reflects financial results for a single Fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's., whose report, along with each Funds' financial statements, are included in the Funds' annual report, which is available upon request and without charge.




                                                                          Distributions
                           Net         Net                 Distributions      from                        NAV
             Beginning   Investment   Gains       Total        from          Capital       Total         end of      Total
                NAV       Income     (Losses)  Operations    Dividends        Gains     Distributions    period     Return
                 $          $           $          $            $              $             $             $           %
             ---------------------------------------------------------------------------------------------------------------
     JIC
INSTITUTIONAL
 BOND FUND I

     2001       15.21      0.91      (0.10)        0.81        (0.91)         0.00         (0.91)         15.11      5.42
     2000       15.00      0.27       0.21         0.48        (0.27)         0.00         (0.27)         15.21      3.23


     JIC
INSTITUTIONAL
 BOND FUND II

     2001       15.40      0.93       .11          1.04        (0.93)         0.00         (0.93)         15.51      6.86
     2000       15.00      0.27       0.40         0.67        (0.27)         0.00         (0.27)         15.40      4.49

     JIC
INSTITUTIONAL
BOND FUND III

     2001       15.42      0.94       0.07         1.01        (0.94)         0.00         (0.94)         15.49      6.65
     2000       15.00      0.28       0.42         0.70        (0.28)         0.00         (0.28)         15.42      4.72






                                 Ratio of
               Net     Ratio of    Net
              Assets   Expenses   Income
              end of    to Avg    to Avg     Portfolio
              period     Net       Net       Turnover
                $       Assets    Assets       Rate
             millions     %         %            %
             ------------------------------------------
     JIC
INSTITUTIONAL
 BOND FUND I

     2001     45.34       0.30      5.89      34.18
     2000     49.43       0.30      6.88       4.04


     JIC
INSTITUTIONAL
 BOND FUND II

     2001     46.12       0.30      5.89      12.03
     2000     48.02       0.30      6.77       0.51

     JIC
INSTITUTIONAL
BOND FUND III

     2001     41.55       0.30      5.98      17.26
     2000     43.41       0.30      7.09       2.79





*Period 8/31/2000 to 12/31/2000

                                 PRIVACY POLICY


      The following is a description of the Funds' policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

     CATEGORIES OF INFORMATION THE FUNDS COLLECT. The Funds collect the following nonpublic personal information about you:

- Information the Funds receive from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
- Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

         CATEGORIES OF INFORMATION THE FUNDS DISCLOSE. The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Funds' custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

SERVICE PROVIDERS


INVESTMENT ADVISER                                    TRANSFER AGENT
Johnson Investment Counsel, Inc.                      Johnson Financial, Inc.
3777 West Fork Road                                   3777 West Fork  Road
Cincinnati, Ohio  45247                               Cincinnati, Ohio  45247

AUDITORS                                              CUSTODIAN
McCurdy & Associates CPA's, Inc.                      The Provident Bank
27955 Clemens Road                                    Three East Fourth Street
Westlake, Ohio  44145                                 Cincinnati, Ohio 45202

LEGAL COUNSEL
Thompson Hine LLP
312 Walnut Street
14th Floor
Cincinnati, Ohio  45202-4089




OTHER SOURCES OF INFORMATION

      Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on fund policies and operations. Shareholder reports contain management's discussion of market conditions, investment strategies that significantly affected a Fund's performance results as of the Funds' latest annual fiscal year end.

      Call the Funds at 513-661-3100 or 800-541-0170 or visit our web-site at www.johnsoninv.com to request free copies of the SAI and the Funds' annual report, to request other information about the Funds and to make shareholder inquiries.

      You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                     JOHNSON

                                  Mutual Funds


Statement of Additional Information dated April 30, 2002


         Johnson Growth Fund
         Johnson Opportunity Fund
         Johnson Realty Fund
         Johnson Fixed Income Fund
         Johnson Municipal Income Fund




                                                           Johnson Mutual
                                                           Funds Trust 3777
                                                           West Fork Road
                                                           Cincinnati, OH 45247
                                                           (513) 661-3100
                                                           (800) 541-0170
                                                           FAX (513) 661-4901





This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Johnson Mutual Funds dated April 30, 2002. This SAI incorporates by reference the financial statements and independent auditor's report in the Trust's Annual Report to Shareholders for the period ended December 31, 2001 (the "Annual Report"). A free copy of the Prospectus and Annual Report can be obtained by writing the Trust at 3777 West Fork Road, Cincinnati, Ohio 45247, or by calling the Trust at (513) 661-3100 or
(800) 541-0170, or by visiting www.johnsoninv.com.

TABLE OF CONTENTS                                                         PAGE
-----------------                                                         ----


DESCRIPTION OF THE TRUST                                                  2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS                             2-8

INVESTMENT LIMITATIONS                                                    8-9

STATE RESTRICTIONS                                                        10

TRUSTEES AND OFFICERS                                                     11-12

THE INVESTMENT ADVISER                                                    13

PORTFOLIO TRANSACTIONS AND BROKERAGE                                      13-14

DETERMINATION OF SHARE PRICE                                              15

INVESTMENT PERFORMANCE                                                    14-18

CUSTODIAN
                                                                          19

TRANSFER AGENT AND FUND ACCOUNTANT                                        19

ACCOUNTANT                                                                20

FINANCIAL STATEMENTS                                                      20

DESCRIPTION OF THE TRUST

Johnson Mutual Funds Trust (the "Trust") is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 30, 1992 (the "Trust Agreement"). The Board of Trustees supervises the business activities of the Trust. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of eight series have been authorized. This SAI applies to the following five series the Johnson Growth Fund (established September 30, 1992), the Johnson Opportunity Fund (established February 15, 1994), the Johnson Realty Fund (established November 12, 1997), the Johnson Fixed Income Fund (established September 30, 1992), and the Johnson Municipal Income Fund (established February 14, 1994). JIC Institutional Bond Fund I, II, III are described in a separate SAI. The Growth Fund, Opportunity Fund, Fixed Income Fund and Realty Fund are diversified; the Municipal Income Fund is not diversified.

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the officers of the Trust, subject to the review and approval of the Board of Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

Each of the Funds, at its discretion and with shareholder consent, may use securities from a Fund's portfolio to pay you for your shares, provided that the Adviser deems that such a distribution of securities will not adversely affect the Fund's portfolio. Any such transfer of securities to you will be a taxable event and you may incur certain transaction costs relating to the transfer. Contact the Funds for additional information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques they may use.

A. EQUITY SECURITIES. Equity Securities are common stocks, preferred stocks, convertible preferred stocks, convertible debentures, rights, REITs (real estate investment trusts), REOCs (real estate operating companies) and warrants. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have shorter durations. A Fund may not invest more than 5% of its net assets at the time of purchase in rights and warrants. For the purpose of determining whether the Realty Fund has at least 65% of its total assets invested in the real estate industry, the Realty Fund will include a maximum of 5% of its assets invested in securities of companies considered to be real estate related solely because the companies have substantial real estate holdings as part of their operations (and not as investments).

In addition to REITs, the Realty Fund may invest in other real estate related equity securities, such as equity securities issued by real estate developers, home-builders, and hotels; companies with substantial real estate holdings as an investment, or as part of their operations; and companies whose products and services are directly related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies.

B. CORPORATE DEBT SECURITIES. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security by S&P or Moody's drops below investment grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. No Fund will invest more than 5% of the value of its net assets in securities that are below investment grade. If, as a result of a downgrade, a Fund holds more than 5% of the value of its net assets in securities rated below investment grade, the Fund will take action to reduce the value of such securities below 5%.

C. FIXED INCOME SECURITIES. Fixed income securities include corporate debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

D. MUNICIPAL SECURITIES. Municipal securities are long and short term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and generally exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal securities consist of tax exempt bonds, tax exempt notes and tax exempt commercial paper. Municipal notes, which are generally used to provide short term capital needs and have maturities of one year or less, include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. Tax exempt commercial paper typically represents short term, unsecured, negotiable promissory notes. The Funds may invest in other municipal securities such as variable rate demand instruments.

The two principal classifications of municipal securities are "general obligations" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and to the extent of it's taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest. As industrial development authorities may be backed only by the assets and revenues of non-governmental users, the Fund will not invest more than 5% of its assets in securities backed by non-government backed securities in the same industry.

The Adviser considers municipal securities to be of investment grade quality if they are rated BBB or higher by S&P, Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security by S&P or Moody's drops below investment grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. No Fund will invest more than 5% of the value of its net assets in securities that are below investment grade. If, as a result of a downgrade, a Fund holds more than 5% of the value of its net assets in securities rated below investment grade, the Fund will take action to reduce the value of such securities below 5%.

As the Municipal Income Fund concentrates its investments in the State of Ohio, it is particularly sensitive to political and economic factors affecting Ohio which could affect the creditworthiness and the value of the securities in the Fund's portfolio. The Ohio economy, while diversifying more into the service and other non-manufacturing areas, continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Economic problems, including high unemployment, have had and may have varying effects on the different geographic areas of the state and its political subdivisions. In line with national trends, the state has experienced budget short falls due to weak revenue results and higher-than-budgeted human service expenditures. Future national, regional or statewide economic difficulties, and the resulting impact on state or local government finances generally, could adversely affect the market value of Ohio municipal securities held in the portfolio of the Fund or the ability of particular obligors to make timely payments of debt service on those obligations.

E. U.S. GOVERNMENT SECURITIES. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association (FNMA), are supported only by the credit of the agency that issued them and the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

F. MORTGAGE-BACKED SECURITIES. Mortgage-Backed Securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return.

G. COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs). CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses.

H. ZERO COUPON AND PAY-IN-KIND BONDS. Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Each Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Funds take into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency, or by a corporation.

Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the applicable Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. No Fund will invest more than 5% of its net assets in pay-in-kind bonds.

I. FINANCIAL SERVICE INDUSTRY OBLIGATIONS. Financial service industry obligations include among others, the following:

(1) Certificates of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

(2) TIME DEPOSITS. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

(3) BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

J. ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES. Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security's par value until exhausted. If the credit enhancement is exhausted, certificateholders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificateholder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities' weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. No Fund will invest more than 5% of its net assets in asset-backed or receivable-backed securities.

K. FORWARD COMMITMENTS AND REVERSE REPURCHASE AGREEMENTS. Each Fund will direct its Custodian to place cash or U.S. government obligations in a separate account of the Trust in an amount equal to the commitments of the Fund to purchase or repurchase securities as a result of its forward commitment or reverse repurchase agreement obligations. With respect to forward commitments to sell securities, the Trust will direct its Custodian to place the securities in a separate account. When a separate account is maintained in connection with forward commitment transactions to purchase securities or reverse repurchase agreements, the securities deposited in the separate account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase or repurchase securities. To the extent funds are in a separate account, they will not be available for new investment or to meet redemptions. Reverse repurchase agreements constitute a borrowing by the Fund and will not represent more than 5% of the net assets of either Fund. No Fund will invest more than 25% of its total assets in forward commitments.

Securities purchased on a forward commitment basis, securities subject to reverse repurchase agreements and the securities held in each Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve a higher level of income, the Fund remains substantially fully invested at the same time that it has purchased securities on a forward commitment basis or entered into reverse repurchase transactions, there will be a possibility that the market value of the Fund's assets will have greater fluctuation.

With respect to 75% of the total assets of each Fund, the value of the Fund's commitments to purchase or repurchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the commitment to purchase or repurchase such securities is made; provided, however, that this restriction does not apply to U.S. government obligations or repurchase agreements with respect thereto. In addition, each Fund will maintain an asset coverage of 300% for all of its borrowings and reverse repurchase agreements. Subject to the foregoing restrictions, there is no limit on the percentage of the Fund's total assets which may be committed to such purchases or repurchases.

L. RESTRICTED SECURITIES. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. No Fund will invest more than 5% of its net assets in restricted securities.

M. OPTION TRANSACTIONS. The Funds may engage in option transactions involving individual securities and market indexes and engage in related closing transactions. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option (a closing transaction). Options are traded on organized exchanges and in the over-the-counter market. Options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security in the case of a call option. When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit assets in escrow with the Custodian. Each Fund may purchase put and call options on individual securities and on stock indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy. Each Fund may also sell put and call options in closing transactions.

The purchase and writing of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written.

N. LOANS OF PORTFOLIO SECURITIES. Each Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors which the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 5% of the value of the Fund's net assets.

O. FOREIGN SECURITIES. The Growth Fund and Opportunity Fund may invest in foreign equity securities through the purchase of American Depository Receipts. American Depository Receipts are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares which it holds in custody. These Funds may also invest in dollar denominated foreign fixed-income securities issued by foreign companies, foreign governments or international organizations and determined by the Adviser to be comparable in quality to investment grade domestic securities. Neither Fund will invest in a foreign security if, immediately after a purchase and as a result of the purchase, the total value of foreign securities owned by the Fund would exceed 30% of the value of the total assets of the Fund. To the extent that a Fund does invest in foreign securities, such investments may be subject to special risks, such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments.

P. REPURCHASE AGREEMENTS. A repurchase agreement is a short term investment in which the purchaser acquires ownership of an obligation issued by the U.S. Government or by an agency of the U.S. Government (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value.
However, the Funds intend to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions, and a Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

Q. WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may enter into such forward commitments if it holds, and maintains until the settlement date in a separate account at the Custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. The Funds will not invest more than 25% of their respective total assets in forward commitments. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in a Fund's share price and yield. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

R. SHORT SALES. Each Fund, except the Realty Fund, may engage in short sales if, at the time of the short sale, the Fund owns or has the right to obtain an equal amount of the security being sold short at no additional cost.

INVESTMENT LIMITATIONS

FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any series) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable series) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or applicable series) are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Trust (or the applicable series). Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

1. BORROWING MONEY. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. SENIOR SECURITIES. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the

Prospectus and this Statement of Additional Information.

3. UNDERWRITING. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. REAL ESTATE. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-backed securities or investing in companies engaged in the real estate business.

5. COMMODITIES. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by commodities.

6. LOANS. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. CONCENTRATION. A Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental.
i. PLEDGING. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

ii. BORROWING. The Funds will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

iii. MARGIN PURCHASES. The Funds will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

iv. SHORT SALES. The Funds will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

v. OPTIONS. The Funds will not purchase or sell puts, calls, options or straddles except as described in the Prospectus and the Statement of Additional Information.

vi. ILLIQUID INVESTMENTS. A Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

vii. 80% INVESTMENT POLICY. Under normal circumstances, at least 80% of the respective Fund's assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested as follows: Realty Fund, equity securities in the real estate industry; Fixed Income Fund, fixed income securities; Municipal Income Fund, municipal securities. No Fund will change this policy unless the Fund's shareholders are provided with at least 60 days prior written notice. The notice will be provided in a separate written document, containing the following, or similar, statement in bold-face type:
"Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separate from any other communication to the Fund's shareholders.

STATE RESTRICTIONS

To comply with the current blue sky regulations of the State of Ohio, each Fund presently intends to observe the following restrictions, which may be changed by the Board of Trustees without shareholder approval. Each Fund will not purchase or retain securities of any issuer if the Trustees and officers of the Trust or of the Adviser, who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities. Each Fund will not purchase securities issued by other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commission or except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. Each Fund will not borrow (other than by entering into reverse repurchase agreements), pledge, mortgage or hypothecate more than one-third of its total assets. In addition, each Fund will engage in borrowing (other than reverse repurchase agreements) only for emergency or extraordinary purposes and not for leverage. Each Fund will not invest more than 15% of its total assets in securities of issuers which, together with any predecessors, have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition. Each Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Fund.



TRUSTEES AND OFFICERS

Information pertaining to the Trustees and Officers of the Fund is provided below. Trustees who are not deemed to be interested persons of the Fund, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be "interested persons" of the Fund are referred to as Interested Trustees. Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns or is removed.


--------------------------- ------------- ------------- ---------------------------------------- -------------------- -------------
NAME, ADDRESS, AND AGE      CURRENT       LENGTH OF     PRINCIPAL OCCUPATION DURING              NUMBER OF PORTFOLIOS OTHER
                            POSITION      TIME SERVED    PAST 5 YEARS                            OVERSEEN             DIRECTORSHIPS
                            HELD WITH                                                                                 HELD
                            TRUST
--------------------------- ------------- ------------- ---------------------------------------- -------------------- -------------

INTERESTED TRUSTEE
Timothy E. Johnson  1 (59)  President     Since 1993    President and a Director of Johnson          8                 None
3777 West Fork Rd.          and Trustee                 Investment Counsel, Inc., the Trust's
Cincinnati, OH  45247                                   Adviser, and Professor of Finance at the
                                                        University of Cincinnati

--------------------------- ------------- ------------- ---------------------------------------- -------------------- -------------

INDEPENDENT TRUSTEES

John W. Craig  (68)         Trustee       Since 1993    Chairman and Chief Executive Officer of      8                 None
3777 West Fork Rd.                                      CP&I, Inc., a real estate property
Cincinnati, OH  45247                                   development and management company

Ronald H. McSwain (59)      Trustee       Since 1993    President of McSwain Carpets, Inc. until     8                 None
3777 West Fork Rd.                                      2001; partner of P & R Realty, a
Cincinnati, OH  45247                                   real-estate development partnership,
                                                        since 1984

Kenneth S. Shull (72)       Trustee       Since 1993    Retired plant engineer at The Procter        8                 None
3777 West Fork Rd.                                      and Gamble Company
Cincinnati, OH  45247

--------------------------- ------------- ------------- ---------------------------------------- -------------------- -------------

OFFICERS

Dale H. Coates (43)         Vice          Since 1993    Director of Research and Portfolio           8                 None
3777 West Fork Rd.          President                   Manager of the Trust's Adviser
Cincinnati, OH  45247

Richard T. Miller (56)      Vice          Since 1993    Portfolio Manager of the Trust's Adviser     8                 None
3777 West Fork Rd.          President
Cincinnati, OH  45247

Marc E. Figgins (38)        Chief         Since 2002    Manager for Johnson Financial, Inc. since    8                 None
3777 West Fork Rd.          Financial                   July, 2001 Director, BISYS Fund Services
Cincinnati, OH  45247       Officer and                 from January 2001 to July 2001. Mutual
                            Treasurer                   Funds Manager, McDonald Investments
                                                        1991 to 2000.

David C. Tedford (48)       Secretary     Since 1993    Vice President of Operations of the          8                 None
3777 West Fork Rd.                                      Trust's Adviser
Cincinnati, OH  45247

--------------------------- ------------- ------------- ---------------------------------------- -------------------- -------------

       (1)Mr. Johnson is an interested person of the Trust because he is a director, officer and employee of the Trust's Adviser and an officer of the Trust.

The Board currently has an Audit Committee and a Nominating Committee. Each committee consists of all independent trustees. Each committee met once during the fiscal year ended December 31, 2001. The primary purpose of the Audit Committee is to oversee the Trust's accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the Securities and Exchange Commission, including the 1940 Act. The functions of the Nominating Committee are to oversee the nomination and selection of Trustees.

The dollar ranges of securities beneficially owned* by the Trustees in each Fund and in the Johnson Investment Counsel Companies as of December 31, 2001, are as follows:



                                                                                       Aggregate Dollar Range of
                                                                                       Equity Securities Held in
                                                                                       All Registered Investment
                                                                                        Companies Overseen by
                              Dollar Range of Equity Securities Held in the Funds        Trustee in Family of
        Name of Trustee       ---------------------------------------------------        Investment Companies
        ---------------                                                                  --------------------
    Timothy E. Johnson        Growth Fund                      over$100,000                Over $100,000
                              Opportunity Fund                 over$100,000
                              Realty Fund                      over$100,000
                              Fixed Income Fund                over$100,000

    John W. Craig             Opportunity Fund                 $10,001-$50,000             $50,001-100,000
    Ronald H. McSwain         Growth Fund                      over$100,000                Over $100,000
                              Opportunity Fund                 over$100,000
                              Fixed Income Fund                over$100,000

    Kenneth S. Shull          Growth Fund                      $10,001-$50,000             $50,001-$100,000
                              Opportunity Fund                 $10,001-$50,000



The compensation paid to the Trustees of the Trust for the year ended December 31, 2001 is set forth in the following table:

                                      TOTAL COMPENSATION
                                      FROM TRUST (THE TRUST IS
NAME                                  NOT IN A FUND COMPLEX) (1)
--------------                      ----------------------------
Timothy E. Johnson                             $0
John W. Craig                                $6,000
Ronald H. McSwain                            $6,000
Kenneth S. Shull                             $6,000

(1) Trustee fees are Trust expenses. However, because the management agreement obligates the Adviser to pay all of the operating expenses of the Trust (with limited exceptions), the Adviser makes the actual payment.

As of March 31, 2002, the following persons may be deemed to beneficially own five percent (5%) or more of the outstanding shares of each of the Funds:

GROWTH FUND:

Client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion: 11.58%; Johnson Investment Counsel, Inc. Employee 401K/Profit Sharing Plan: 6.39%;

The Covenant Foundation, 5807 McCray Court, Cincinnati, OH 45224: 6.58%. The Covenant Foundation is an entity which may be deemed to be controlled by officers and/or employees of Johnson Investment Counsel, Inc.

OPPORTUNITY FUND:
Client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion: 64.01%

REALTY FUND:
Client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion: 58.26%; The Covenant Foundation, 5807 McCray Court, Cincinnati, OH 45224: 17.06%; The Oakmont Trust, 3777 West Fork Road, Cincinnati, OH 45247:
6.98%. The Oakmont Trust is an entity which may be deemed to be controlled by officers and/or employees of Johnson Investment Counsel, Inc.

FIXED INCOME FUND:
Client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion: 40.04%; The Covenant Foundation, 5807 McCray Court, Cincinnati, Ohio 45224: 9.19%.

MUNICIPAL INCOME FUND:
Client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion: 85.68%;


In addition to the applicable beneficial ownership described above, the officers and Trustees as a group beneficially owned as of March 31, 2001, the following percent of the outstanding shares of each of the Funds:

Growth Fund:            11.10%        Opportunity Fund:              8.58%            Realty Fund      26.51%
Fixed Income Fund:      17.29%        Municipal Income Fund:         0.00%

SHAREHOLDER RIGHTS

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of a Fund have equal voting rights and liquidation rights.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under
Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2001, the Johnson Investment Counsel, Inc. Profit Sharing Plan, discretionary advisory accounts of Johnson Investment Counsel, Inc., and other accounts which officers and/or employees may control, may be deemed to own in the aggregate more than 25% of the shares of the Opportunity Fund, the Realty Fund, the Fixed Income Fund and the Municipal Income Fund, and as a result may be deemed to control these Funds.

THE INVESTMENT ADVISER

The Trust's investment adviser is Johnson Investment Counsel, Inc., (the "Adviser") 3777 West Fork Road, Cincinnati, Ohio 45247. Timothy E. Johnson is the President and a Director of the Adviser. Mr. Johnson, by an ageement with the shareholders of the Adviser, has the right to determine the composition of the Board of Directors of the Adviser until at least June, 30, 2008. As a result, he is an affiliate of the Adviser and may be deemed to control the Adviser. Mr. Johnson, because of such affiliation, may receive benefits from the management fees paid to the Adviser.

In October 2001, a group of employees of the Adviser acquired a controlling interest in the Adviser (the "acquisition"). The acquisition resulted in the termination of the old Management Agreements. The Trustees met to consider the current Management Agreements on September 19, 2001. The Trustees primarily evaluated 1) the performance of the Funds since commencement of their operations, 2) the investment objectives and policies of the Funds, 3) that the compensation to be paid under each Management Agreement was the same as the rate paid under the corresponding old Management Agreement, 4) that the terms of the Management Agreements are materially identical to the terms of the old agreements, and 5) that the financial and other resources of Johnson Investment Counsel would assure that Johnson Investment Counsel will be able to furnish the same high quality services to each Fund with no negative impact to shareholders.

The Trustees viewed as particularly significant the representation of Mr. Johnson that all operations and personnel would remain the same and that no change is expected in the operation of Johnson Investment Counsel as a result of the Acquisition, or in the scope and quality of services provided to the Funds. The Independent Trustees met separately with legal counsel.

As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the Management Agreements would be in the best interests of the Funds and their shareholders. Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the Management Agreements and voted to recommend them to shareholders for approval.

Under the terms of the Management Agreement, the Adviser manages the Funds' investments subject to approval of the Board of Trustees and pays all of the expenses of the Funds except brokerage fees and commissions, taxes, interest and extraordinary expenses. As compensation for its management services and agreement to pay the Funds' expenses, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of each Fund. However, the Adviser has committed to waive its fee to 0.95% of such assets for the Growth Fund, Opportunity Fund and Realty Fund, 0.85% of such assets for the Fixed Income Fund and 0.65% of such assets for the Municipal Income Fund. The Adviser intends that these fee limitations will be permanent, although the Adviser reserves the right to remove them at any time after April 30, 2004.

For the fiscal years indicated below, the following advisory fees were paid:

                                2001        2000        1999
                                ----        ----        ----
Growth Fund                  $ 493,043   $ 583,222    $ 504,711
Opportunity Fund             $ 672,610   $ 689,196    $ 499,371
Realty Fund                  $  82,955   $  68,591    $  53,061
Fixed Income Fund            $ 311,557   $ 262,658    $ 233,905
Municipal Income Fund        $  45,636   $  35,673    $  28,741

Voluntary Fee Reductions that otherwise would have been payable to the Adviser by the Funds respectively:

                                2001         2000         1999
                                ----         ----         ----
Growth Fund                  $  25,950   $   30,696   $   26,564
Opportunity Fund             $  35,401   $   36,274   $   26,283
Realty Fund                  $   4,366   $    3,610   $    2,793
Fixed Income Fund            $  54,981   $   46,351   $   41,277
Municipal Income Fund        $  24,573   $   19,209   $   15,476

The Adviser retains the right to use the name "Johnson" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Johnson" automatically ceases thirty days after termination of the Management Agreement and may be withdrawn by the Adviser on thirty days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. A Fund may from time to time purchase securities issued by banks and other financial institutions that provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Trust's portfolio decisions and the placing of the Trust's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Trust and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Trust effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Trust. Although research services and other information are useful to the Trust and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Trust under the Management Agreement. For the twelve months ended December 31, 2001, due in part to research services provided by brokers, the Growth Fund directed to brokers $31,886,803 of brokerage transactions (on which the commissions were $47,117), the Opportunity Fund directed to brokers $48,697,243 of brokerage transactions (on which the commissions were $95,486), and the Realty Fund directed to brokers $1,795,850 of brokerage transactions (on which the commissions were $3,883).

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked prices.

To the extent that the Trust and another of the Adviser's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be allocated using the following rules: (1) All client accounts would have their entire order filled or receive no shares at all, unless the account's purchase would exceed $50,000. In that case, filling part of the order for that account would be acceptable. (2) The orders would be filled beginning with the account least invested in that security type, relative to its goal, and proceed through the list with the last order filled for the account most invested in that security type, relative to its goal. Based on rule 1, some accounts may be skipped to meet the exact number of shares purchased. For the sale of a security, the orders would be filled beginning with the most fully invested account moving to the least fully invested.

For the fiscal years ended indicated below, the following brokerage commissions were paid by the Funds:

                               2001         2000         1999
                               ----         ----         ----
Growth Fund                  $ 47,117     $ 42,097     $ 49,039
Opportunity Fund             $ 95,486     $ 61,115     $ 65,624
Realty Fund                  $  3,833     $  3,769     $  7,844
Fixed Income Fund              None         None         None
Municipal Income Fund          None         None         None

The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Funds. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

The prices (net asset values) of the shares of each Fund is determined as of 4:00 P.M., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in a Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the -counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represents fair value.

For additional information about the methods used to determine the net asset value (share price), see "Share Price Calculation" in the Prospectus.

TAXES

Each Fund has qualified, and intends to continue to qualify, under Subchapter M of the Internal Revenue Code. By so qualifying, no Fund will be liable for federal income taxes to the extent its taxable net investment income and net realized capital gains are distributed to shareholders. Each Fund is required by federal law to withhold and remit to the U.S. Treasury a portion (31%) of the dividend income and capital gains distributions of any account unless the shareholder provides a taxpayer identification number and certifies that the taxpayer identification number is correct and that the shareholder is not subject to backup withholding.

INVESTMENT PERFORMANCE

Each Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemption." "Average annual total return," as defined by the Securities and Exchange Commission ("SEC"), is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

      n[exponent]
P(1+T)            =ERV

          Where:
          P       =   a hypothetical $1,000 initial investment
          T       =   average annual total return
          n       =   number of years
          ERV     =   ending redeemable value at the end of
                      the applicable period of the hypothetical
                      $1,000 investment made at the
                      beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period and that a complete redemption occurs at the end of the applicable period.

"Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

       n[exponent]
P(1+T)             =ATVD

          Where:
          P        =   a hypothetical $1,000 initial investment
          T        =   average annual total return (after
                       taxes on distributions and redemption
          n        =   number of years
          ATVDR    =   ending value at the end of the
                       applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

"Average annual total return after taxes on distributions and redemption," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

       n[exponent]
P(1+T)             =ATVDR

          Where:
          P        =   a hypothetical $1,000 initial investment
          T        =   average annual total return (after taxes on
                       distributions and redemption)
          n        =   number of years
          ATVDR    =   ending value at the end of the applicable
                       period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

The following table provides information regarding the Growth Fund's performance (for the periods ended December 31, 2001):

                    1 Year      5 Years        Since
                                             Inception
Average Annual     -12.58%       7.81%         9.56%
Total Return
Average Annual     -12.60%       6.87%         8.57%
Total Return
After Taxes on
Distributions
Average Annual      -7.66%       6.28%         7.74%
Total Return
After Taxes on
Distributions
and Redemption

The following table provides information regarding the Opportunity Fund's performance (for the periods ended December 31, 2001):

                     1 Year      5 Years        Since
                                              Incetption
Average Annual       -15.17%      8.99%         12.70%
Total Return
Average Annual       -15.17%      8.10%         11.74%
Total Return
After Taxes on
Distributions
Average Annual        -9.24%      7.37%         10.58%
Total Return
After Taxes on
Distributions and
Redemption


The following table provides information regarding the Realty's performance (for the periods ended December 31, 2001):

                     1 Year      Since
                               Inception
Average Annual       4.75%       1.23%
Total Return
Average Annual       2.72%      -0.94%
Total Return
After Taxes on
Distributions
Average Annual       2.84%      -0.27%
Total Return
After Taxes on
Distributions and
Redemption


The following table provides information regarding the Fixed Income Fund's performance (for the periods ended December 31, 2001):

                     1 Year      5 Years       Since
                                             Inception
Average Annual        6.11%       5.81%        5.89%
Total Return
Average Annual        4.00%       3.57%        3.71%
Total Return
After Taxes on
Distributions
Average Annual        3.71%       3.54%        3.64%
Total Return
After Taxes on
Distributions and
Redemption



The following table provides information regarding the Municipal Income Fund's performance (for the periods ended December 31, 2001):

                      1 Year     5 Years       Since
                                             Inception
Average Annual         4.66%      4.61%        4.98%
Total Return
Average Annual         4.66%      4.60%        4.96%
Total Return After
Taxes on
Distributions
Average Annual         4.39%      4.52%        4.83%
Total Return After
Taxes on
Distributions and
Redemption











A fund's "yield" is determined in accordance with the method defined by the Securities and Exchange

Commission. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period according to the following formula:

                             Yield = 2[(a-b/cd+)6-1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivable-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The Johnson Fixed Income Fund' yield for the 30-day period ended December 31, 2001 was 4.73%. The Johnson Municipal Income Fund's yield for the 30-day period ended December 31, 2001 was 4.04%.

The Johnson Municipal Income Fund may advertise together with its yield a tax-equivalent yield which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's yield.

Each Fund's investment performance will vary depending upon market conditions, the composition of each Fund's portfolio and operating expenses of each Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing a Fund's performance to those of other investment companies or investment vehicles. The risks associated with each Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

Each Fund may also periodically advertise its total return and cumulative total return over various periods in addition to the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. The "total return" and "cumulative total return" for each Fund are calculated as indicated above for "total return."

From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Funds may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the appropriate Fund or considered to be representative of the stock market in general or the fixed income securities market in general. The Growth Fund will use the S&P 500 Stock Index and the Dow Jones Industrial Average. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The Opportunity Fund will use the Russell Midcap Index, which is a broad-based index comprised of 800 companies of medium capitalization. (As of November 14, 2001, the Opportunity Fund has chosen the Russell Midcap Index as its benchmark because that Index better reflects the Fund's investment style. The Fund previously utilized the S&P Midcap Index.)

The performance of the Realty Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the real estate securities market in general. The Fund will use the NAREIT Index and the Morgan Stanley REIT Index. The NAREIT Index measures the price, income and total return of all publicly traded REITs and equity REITs. The Morgan Stanley REIT Index includes all publicly traded REITs with capitalizations above $100 million.

The Fixed Income Fund will use the Lehman Intermediate Government/Corporate Bond Index. The Lehman Intermediate Government/Corporate Bond Index measures the price, income and total return of a group of fixed income securities maturing in one to ten years. It contains all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues), all publicly traded debt of agencies of the U.S. government, quasi-federal corporations and corporate debt guaranteed by the U.S. government, and all public, fixed rate, non-convertible, investment grade, domestic corporate debt. The Index does not include mortgage-backed securities or collateralized mortgage obligations. The Municipal Income Fund will use the Lehman 5 Year General Obligation Index. The Lehman 5 Year General Obligation Index measures price, income and total return on state and local general obligation bonds maturing in four to six years. It contains all general obligations within this maturity range that were part of an issue with a credit rating of Baa or higher, original issue size of at least $50 million, and has at least $3 million of the issue still outstanding. The Index does not contain bonds subject to an alternative minimum tax or bonds with floating or zero coupons. The investment performance figures for the Funds and the indices will include reinvestment of dividends and capital gains distributions.

All Funds may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Morningstar or Lipper Analytical Services). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. Performance rankings and ratings reported periodically in national financial publications such as Barron's may also be used. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the applicable Fund. The Trust's annual report contains additional performance information that will be made available upon request and without charge.

The advertised performance data of each Fund is based on historical performance and is not intended to indicate future performance. Yields and rates of total return quoted by a Fund may be higher or lower than past quotations, and there can be no assurance that any yield rate of total return will be maintained. The principal value of an investment in each Fund will fluctuate so that a shareholder's shares, when sold, may be worth more or less than the shareholder's original investment.

CUSTODIAN

The Provident Bank, One East Fourth Street, Cincinnati, Ohio is the current custodian of the Funds' investments. The Custodian acts as each Fund's depository, holds its portfolio securities in safekeeping, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

 Johnson Financial, Inc. ("JFI"), 3777 West Fork Road, Cincinnati, Ohio 45247, acts as the Fund's transfer agent. A Trustee and four officers of the Trust are members of management and/or employees of JFI. JFI maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. For the services as transfer agent, for the fiscal years ended December 31, 1999, 2000 and 2001, JFI received from the Adviser (not the Funds) an annual fee of $18,000, $30,000, and $30,000 respectively.

In addition, JFI provides fund accounting services to each Fund, including maintaining each Fund's accounts, books and records, calculating net asset value per share and distributions, and providing reports and other accounting services. For the services as fund accountant, for the fiscal years ended December 31, 1999, 2000, and 2001, JFI received from the Adviser (not the Funds) an annual fee of $18,000, $18,000, and $18,000, respectively.

JFI also provides the Fund with administrative services to each Fund and the Trust including all compliance, regulatory reporting and necessary office equipment, personnel and facilities. For its services as fund administrator, for the fiscal years ended December 31, 1998, 1999, 2000, and 2001 JFI received from the Adviser (not the Funds) an annual fee of $120,000, $264,000, and $264,000, respectively.

ACCOUNTANTS

The firm of McCurdy & Associates CPA's, Inc. of Westlake, Ohio has been selected as independent public accountants for the Trust for the fiscal year ending December 31, 2002. McCurdy & Associates CPA's, Inc. performs an annual audit of the Trust's financial statements and provides financial, tax and accounting consulting services as requested.

FINANCIAL STATEMENTS

The financial statements and independent auditor report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to shareholders for the period ended December 31, 2001. The Funds will provide the Annual Report without charge at written request or request by telephone.

                                     JOHNSON

                                  Mutual Funds


Statement of Additional Information dated April 30, 2002

         JIC Institutional Bond Fund I
         JIC Institutional Bond Fund II
         JIC Institutional Bond Fund III






                                                    Johnson Mutual Funds Trust
                                                    3777 West Fork Road
                                                    Cincinnati, OH 45247
                                                    (513) 661-3100
                                                    (800) 541-0170
                                                    FAX (513) 661-4901





This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the JIC Institutional Bond Funds dated April 30, 2001. A free copy of the Prospectus can be obtained by writing the Trust at 3777 West Fork Road, Cincinnati, Ohio 45247, or by calling the Trust at (513) 661-3100 or (800) 541-0170.

TABLE OF CONTENTS                                                         PAGE
-----------------                                                         ----


DESCRIPTION OF THE TRUST                                                    1

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS                               1

INVESTMENT LIMITATIONS                                                      4

TRUSTEES AND OFFICERS                                                       8

THE INVESTMENT ADVISER                                                      9

PORTFOLIO TRANSACTIONS AND BROKERAGE                                       10

DETERMINATION OF SHARE PRICE                                               11

TAXES                                                                      11

INVESTMENT PERFORMANCE                                                     11-13

CUSTODIAN                                                                  14

FUND SERVICES                                                              14

ACCOUNTANT                                                                 14

FINANCIAL STATEMENTS                                                       14

DESCRIPTION OF THE TRUST

Johnson Mutual Funds Trust (the "Trust") is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 30, 1992 (the "Trust Agreement"). The Board of Trustees supervises the business activities of the Trust. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of eight series have been authorized, three of which are the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II and JIC Institutional Bond Fund III (the "Funds"). The Funds were established on August 31, 2000.

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the officers of the Trust, subject to the review and approval of the Board of Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

Each of the Funds, at its discretion and with shareholder consent, may use securities from a Fund's portfolio to pay you for your shares, provided that the Adviser deems that such a distribution of securities will not adversely affect the Fund's portfolio. Any such transfer of securities to you will be a taxable event and you may incur certain transaction costs relating to the transfer. Contact the Funds for additional information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques they may use.

A. QUALITY RATINGS. The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Funds will invest only in securities rated at least A3 by Moody's and A- by S&P. If the rating of a security by S&P or Moody's drops below A3 or A-respectively, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. No Fund will hold more than 5% of the value of its net assets in securities that are below A3 or A-. If, as a result of a downgrade, a Fund holds more than 5% of the value of its net assets in securities rated below A3 or A-, the Fund will take action to reduce the value of such securities below 5%.

B. CORPORATE DEBT SECURITIES. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.

C. FIXED INCOME SECURITIES. Fixed income securities include corporate debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

D. U.S. GOVERNMENT SECURITIES. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association, (FNMA) are supported only by the credit of the agency that issued them and the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

E. MORTGAGE-BACKED SECURITIES. Mortgage-Backed Securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return. While there is no limit on issues backed by government agencies, no Fund will invest more than 30% of its net assets in mortgage-backed securities issued by entities other than government agencies.

F. COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs). CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses. While there is no limit on issues backed by government agencies, no Fund will invest more than 30% of its net assets in CMOs issued by entities other than government agencies.


G. FINANCIAL SERVICE INDUSTRY OBLIGATIONS. Financial service industry obligations include among others, the following:

(1) CERTIFICATES OF DEPOSIT. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

(2) TIME DEPOSITS. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

(3) BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

H. ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES. Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security's par value until exhausted. If the credit enhancement is exhausted, certificateholders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificateholder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities' weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. No Fund will invest more than 30% of its net assets in asset-backed or receivable-backed securities.

I. RESTRICTED SECURITIES. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. No Fund will invest more than 5% of its net assets in restricted securities.

J. FOREIGN SECURITIES. The Funds may invest in dollar denominated foreign fixed-income securities issued by foreign companies, foreign governments or international organizations and determined by the Adviser to be comparable in quality to investment grade domestic securities. Neither Fund will invest in a foreign security if, immediately after a purchase and as a result of the purchase, the total value of foreign securities owned by the Fund would exceed 15% of the value of the total assets of the Fund. To the extent that a Fund does invest in foreign securities, such investments may be subject to special risks, such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments.

K. REPURCHASE AGREEMENTS. A repurchase agreement is a short term investment in which the purchaser acquires ownership of an obligation issued by the U.S. Government or by an agency of the U.S. Government (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value.
However, the Funds intend to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions, and a Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

L. WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may enter into such forward commitments if it holds, and maintains until the settlement date in a separate account at the Custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. The Funds will not invest more than 25% of their respective total assets in forward commitments. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in a Fund's share price and yield. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

INVESTMENT LIMITATIONS

FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any series) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable series) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or applicable series) are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Trust (or the applicable series). Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

1. BORROWING MONEY. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. SENIOR SECURITIES. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and this Statement of Additional Information.

3. UNDERWRITING. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. REAL ESTATE. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-backed securities or investing in companies engaged in the real estate business.

5. COMMODITIES. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Funds from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by commodities.

6. LOANS. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. CONCENTRATION. A Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental.

i. PLEDGING. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.

ii. BORROWING. The Funds will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

iii. MARGIN PURCHASES. The Funds will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities.

iv. SHORT SALES. The Funds will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

v. FUTURES AND OPTIONS. The Funds will not purchase or sell puts, calls, options or straddles.

vi. ILLIQUID INVESTMENTS. A Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

vii. ISSUERS. No Fund will invest more than 5% of its total assets in any one issuer other than the U.S. government, its agencies or instrumentalities, or any money market fund.

viii. NON-DOLLAR DENOMINATED SECURITIES. The Funds will only purchase dollar denominated investments. ix. 80% INVESTMENT POLICY. Under normal circumstances, at least 80% of each Fund's assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in bonds. No Fund will change this policy unless the Fund's shareholders are provided with at least 60 days prior written notice. The notice will be provided in a separate written document, containing the following, or similar, statement in bold-face type:
"Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separate from any other communication to the Fund's shareholders.

TRUSTEES AND OFFICERS


Information pertaining to the Trustees and Officers of the Fund is provided below. Trustees who are not deemed to be interested persons of the Fund, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be "interested persons" of the Fund are referred to as Interested Trustees. Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns or is removed.


-------------------------- -------------- -------------- ------------------------------------ ---------------- --------------------
NAME, ADDRESS, AND AGE     CURRENT        TERM OF        PRINCIPAL OCCUPATION DURING           NUMBER OF        OTHER DIRECTORSHIPS
                           POSITION       OFFICE AND     PAST 5 YEARS                          PORTFOLIOS       HELD
                           HELD WITH      LENGTH OF                                            OVERSEEN
                           FUND           TIME SERVED
-------------------------- -------------- -------------- ------------------------------------ ---------------- --------------------

INTERESTED TRUSTEE
Timothy E. Johnson  (59)   President      Since 1993     President and a Director of Johnson        8           None
3777 West Fork Rd.         and Trustee                   Investment Counsel, Inc., the
Cincinnati, OH  45247                                    Trust's Adviser, and Professor of
                                                         Finance at the University of
                                                         Cincinnati

-------------------------- -------------- -------------- ------------------------------------ ---------------- --------------------

INDEPENDENT TRUSTEES

John W. Craig  (68)        Trustee        Since 1993     Chairman and Chief Executive Officer       8           None
3777 West Fork Rd.                                       of CP&I, Inc., a real estate
Cincinnati, OH  45247                                    property development and management
                                                         company

Ronald H. McSwain (59)     Trustee        Since 1993     President of McSwain Carpets, Inc.         8           None
3777 West Fork Rd.                                       until 2001; partner of P & R Realty,
Cincinnati, OH  45247                                    a real-estate development
                                                         partnership, since 1984

Kenneth S. Shull (72)      Trustee        Since 1993     Retired plant engineer at The              8           None
3777 West Fork Rd.                                       Procter and Gamble Company
Cincinnati, OH  45247

-------------------------- -------------- -------------- ------------------------------------ ---------------- --------------------

OFFICERS

Dale H. Coates (43)        Vice           Since 1993     Director of Research and Portfolio         8           None
3777 West Fork Rd.         President                     Manager of the Trust's Adviser
Cincinnati, OH  45247

Richard T. Miller (56)     Vice           Since 1993     Portfolio Manager of the Trust's           8           None
3777 West Fork Rd.         President                     Adviser
Cincinnati, OH  45247

Marc E. Figgins (38)       Chief          Since 2002     Manager for Johnson Financial, Inc.        8           None
3777 West Fork Rd.         Financial                     since July, 2001. Director, BISYS
Cincinnati, OH  45247      Officer and                   Fund Services from January 2001 to
                           Treasurer                     July 2001. Mutual Funds Manager,
                                                         McDonald Investments 1991 to 2000.


David C. Tedford (48)      Secretary      Since 1993     Vice President of Operations of the       8         None
3777 West Fork Rd.                                       Trust's Adviser
Cincinnati, OH  45247
-------------------------- -------------- -------------- ------------------------------------ ---------------- --------------------

Mr. Johnson is an interested person of the Trust because he is a director, officer and employee of the Trust's Adviser and an officer of the Trust.

The Board currently has an Audit Committee and a Nominating Committee. Each committee consists of all independent trustees. Each committee met once during the fiscal year ended December 31, 2001. The primary purpose of the Audit Committee is to oversee the Trust's accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the Securities and Exchange Commission, including the 1940 Act. The functions of the Nominating Committee are to oversee the nomination and selection of Trustees.





                                                                                       Aggregate Dollar Range of
                                                                                       Equity Securities Held in
                                                                                       All Registered Investment
                                                                                        Companies Overseen by
                                 Dollar Range of Equity Securities Held in the           Trustee in Family of
        Name of Trustee          Johnson Investment Counsel Institutional Funds          Investment Companies
        ---------------          ----------------------------------------------          --------------------
    Timothy E. Johnson        None                                                          Over $100,000

    John W. Craig             None                                                          $50,001-$100,000

    Ronald H. McSwain         None                                                          Over $100,000

    Kenneth S. Shull          None                                                          $50,001-$100,000


The compensation paid to the Trustees of the Trust for the year ended December 31, 2001 is set forth in the following table

                                      TOTAL COMPENSATION
                                      FROM TRUST (THE TRUST IS
NAME                                  NOT IN A FUND COMPLEX) (1)
--------------                      ----------------------------
Timothy E. Johnson                             $0
John W. Craig                                $6,000
Ronald H. McSwain                            $6,000
Kenneth S. Shull                             $6,000

(1) Trustee fees are Trust expenses. However, because the management agreement obligates the Adviser to pay all of the operating expenses of the Trust (with limited exceptions), the Adviser makes the actual payment.

As of March 31, 2002, the following persons may be deemed to beneficially own five percent (5%) or more of the outstanding shares of each of the Funds:

JIC INSTITUTIONAL BOND FUND I:
The Covie and Company, 5101 N Francisco Ave., Chicago, IL 60625:  100%.


JIC INSTITUTIONAL BOND FUND II:
The Covie and Company, 5101 N Francisco Ave., Chicago, IL 60625:  100%.


JIC INSTITUTIONAL BOND FUND III:
The Covie and Company, 5101 N Francisco Ave., Chicago, IL 60625:  100%.

SHAREHOLDER RIGHTS

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of a Fund have equal voting rights and liquidation rights.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under
Section 2(a)(9) of the Investment Company Act of 1940.

THE INVESTMENT ADVISER

The Trust's investment adviser is Johnson Investment Counsel, Inc. (the "Adviser"), 3777 West Fork Road, Cincinnati, Ohio 45247. Timothy E. Johnson is the President and a Director of the Adviser. Mr. Johnson, by an agreement with the shareholders of the Adviser, has the right to determine the composition of the Board of Directors of the Adviser until at least June 30, 2008. As a result, he is an affiliate of the Adviser and may be deemed to control the Adviser.

In October 2001, a group of employees of the Adviser acquired a controlling interest in the Adviser (the "acquisition"). The acquisition resulted in the termination of the old Management Agreements. The Trustees met to consider the current Management Agreements on September 19, 2001. The Trustees primarily evaluated 1) the performance of the Funds since commencement of their operations, 2) the investment objectives and policies of the Funds, 3) that the compensation to be paid under each Management Agreement was the same as the rate paid under the corresponding old Management Agreement, 4) that the terms of the Management Agreements are materially identical to the terms of the old agreements, and 5) that the financial and other resources of Johnson Investment Counsel would assure that Johnson Investment Counsel will be able to furnish the same high quality services to each Fund with no negative impact to shareholders.

The Trustees viewed as particularly significant the representation of Mr. Johnson that all operations and personnel would remain the same and that no change is expected in the operation of Johnson Investment Counsel as a result of the Acquisition, or in the scope and quality of services provided to the Funds. The Independent Trustees met separately with legal counsel.

As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the Management Agreements would be in the best interests of the Funds and their shareholders. Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the Management Agreements and voted to recommend them to shareholders for approval.

Under the terms of the Management Agreement, the Adviser manages the Funds' investments subject to approval of the Board of Trustees and pays all of the expenses of the Funds except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense on securities sold short), 12b-1 fees and extraordinary expenses. As compensation for its management services and agreement to pay the Funds' expenses, each Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.30% of the average daily net assets of the Fund.

For the year ended December 31, 2001, the following advisory fees were paid:

                                           2001         2000
                                           ----         ----
JIC Institutional Bond Fund I             $144,499     $33,562
JIC Institutional Bond Fund II            $142,943     $31,321
JIC Institutional Bond Fund III           $128,793     $31,463

The Adviser retains the right to use the name "Johnson" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Johnson" automatically ceases thirty days after termination of the Management

Agreement and may be withdrawn by the Adviser on thirty days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. A Fund may from time to time purchase securities issued by banks and other financial institutions that provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Trust's portfolio decisions and the placing of the Trust's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Trust and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Trust effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Trust. Although research services and other information are useful to the Trust and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Trust under the Management Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked prices.

To the extent that the Trust and another of the Adviser's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be allocated using the following rules: (1) All client accounts would have their entire order filled or receive no shares at all, unless the account's purchase would exceed $50,000. In that case, filling part of the order for that account would be acceptable. (2) The orders would be filled beginning with the account least invested in that security type, relative to its goal, and proceed through the list with the last order filled for the account most invested in that security type, relative to its goal. Based on rule 1, some accounts may be skipped to meet the exact number of shares purchased. For the sale of a security, the orders would be filled beginning with the most fully invested account moving to the least fully invested.

The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Funds. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

The prices (net asset values) of the shares of each Fund are determined as of the close of trading of the New York Stock Exchange (4:00 P.M., Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially effect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

TAXES

Each Fund has qualified, and intends to continue to qualify, under Subchapter M of the Internal Revenue Code. By so qualifying, no Fund will be liable for federal income taxes to the extent its taxable net investment income and net realized capital gains are distributed to shareholders. Each Fund is required by federal law to withhold and remit to the U.S. Treasury a portion (31%) of the dividend income and capital gains distributions of any account unless the shareholder provides a taxpayer identification number and certifies that the taxpayer identification number is correct and that the shareholder is not subject to backup withholding.

INVESTMENT PERFORMANCE

Each Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemption." "Average annual total return," as defined by the Securities and Exchange Commission ("SEC"), is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

       n[exponent]
P(1+T)             =ERV

            Where:
            P      =   a hypothetical $1,000 initial investment
            T      =   average annual total return
            n      =   number of years
            ERV    =   ending redeemable value at the end of
                       the applicable period of the hypothetical
                       $1,000 investment made at the
                       beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period and that a complete redemption occurs at the end of the applicable period.

"Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

      n[exponent]
P(1+T)            =ATVD

            Where:
            P        =   a hypothetical $1,000 initial investment
            T        =   average annual total return (after
                         taxes on distributions and redemption
            n        =   number of years
            ATVDR    =   ending value at the end of the
                         applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

"Average annual total return after taxes on distributions and redemption," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

      n[exponent]
P(1+T)           =ATVDR

        Where:
        P        =   a hypothetical $1,000 initial investment
        T        =   average annual total return (after taxes on
                     distributions and redemption)
        n        =   number of years
        ATVDR    =   ending value at the end of the applicable
                     period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

         The following table provides information regarding the JIC Institutional Bond Fund I performance (for the periods ended December 31, 2001):

                     1 Year      Since
                               Inception
Average Annual       5.42%       6.54%
Total Return
Average Annual       3.33%       4.21%
Total Return
After Taxes on
Distributions
Average Annual       3.07%       4.10%
Total Return
After Taxes on
Distributions and
Redemption

         The following table provides information regarding the JIC Institutional Bond Fund II performance (for the periods ended December 31,
2001):

                     1 Year      Since
                               Inception
Average Annual       6.86%       8.62%
Total Return
Average Annual       4.42%       6.20%
Total Return
After Taxes on
Distributions
Average Annual       4.15%       5.70%
Total Return
After Taxes on
Distributions and
Redemption

         The following table provides information regarding the JIC Institutional Bond Fund III performance (for the periods ended December 31,
2001):

                     1 Year      Since
                               Inception
Average Annual       6.65%       8.64%
Total Return
Average Annual       4.19%       6.17%
Total Return
After Taxes on
Distributions
Average Annual       4.03%       5.69%
Total Return
After Taxes on
Distributions and
Redemption












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




A fund's "yield" is determined in accordance with the method defined by the Securities and Exchange Commission. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period according to the following formula:

                         Yield = 2[(a-b/cd+)6-1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements c = the average daily number of shares outstanding during the period that were entitled to receive dividends
           d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivable-backed obligations which are expected to be subject to monthly paydowns of pricipal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The JIC Institutional Bond Fund I's yield for the 30-day period ended December 31, 2001 was 5.71%. The JIC Institutional Bond Fund II's yield for the 30-day period ended December 31, 2001 was 5.73%. The JIC Institutional Bond Fund III's yield for the 30-day period ended December 31, 2001 was 5.86%.

Each Fund's investment performance will vary depending upon market conditions, the composition of each Fund's portfolio and operating expenses of each Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing a Fund's performance to those of other investment companies or investment vehicles. The risks associated with each Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

Each Fund may also periodically advertise its total return and cumulative total return over various periods in addition to the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. The "total return" and "cumulative total return" for each Fund are calculated as indicated above for "total return."

Each Fund may each periodically advertise its yield for a thirty-day or one month period. The "yield" of a Fund refers to the income generated by an investment in the Fund over the period, calculated on a per share basis (using the net asset value per share on the last day of the period and the average number of shares outstanding during the period). A Fund's yield quotation will always be accompanied by the Fund's average annual total return information described above.

A Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Funds may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the appropriate Fund or considered to be representative of the fixed income securities market in general.

The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II and JIC Institutional Bond Fund III will use the Merrill Lynch 1-3 Year Government/Corporate Bond Index, the Merrill Lynch 3-5 Year Government/Corporate Bond Index and the Merrill Lynch 5-7 Year Government/Corporate Bond Index, respectively. The Merrill Lynch Government/Corporate Bond Indices measure the price, income and total return of a group of fixed income securities maturing in one to three years, three to five years, and five to seven years, respectively. The indices contain all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues), all publicly traded debt of agencies of the U.S. Government, quasi-federal corporations and corporate debt guaranteed by the U.S. Government, and all public, fixed rate, non-convertible, investment grade, domestic corporate debt. The Index does not include mortgage-backed securities or collateralized mortgage obligations.

All Funds may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Morningstar or Lipper Analytical Services). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. Performance rankings and ratings reported periodically in national financial publications such as Barron's may also be used. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the applicable Fund. The Trust's annual report contains additional performance information that will be made available upon request and without charge.

The advertised performance data of each Fund is based on historical performance and is not intended to indicate future performance. Yields and rates of total return quoted by a Fund may be higher or lower than past quotations, and there can be no assurance that any yield rate of total return will be maintained. The principal value of an investment in each Fund will fluctuate so that a shareholder's shares, when sold, may be worth more or less than the shareholder's original investment.

CUSTODIAN

The Provident Bank, One East Fourth Street, Cincinnati, Ohio is the current custodian of the Funds' investments. The Custodian acts as each Fund's depository, holds its portfolio securities in safekeeping, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

 Johnson Financial, Inc. ("JFI"), 3777 West Fork Road, Cincinnati, Ohio 45247, acts as the Fund's transfer agent. A Trustee and four officers of the Trust are members of management and/or employees of JFI. JFI maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. For the services as transfer agent, for the fiscal years ended December 31, 1999, 2000 and 2001, JFI received from the Adviser (not the Funds) an annual fee of $18,000, $30,000, and $30,000, respectively.

In addition, JFI provides fund accounting services to each Fund, including maintaining each Fund's accounts, books and records, calculating net asset value per share and distributions, and providing reports and other accounting services. For the services as fund accountant, for the fiscal years ended December 31, 1999, 2000 and 2001, JFI received from the Adviser (not the Funds) an annual fee of $18,000, $18,000, and $18,000, respectively.

         JFI also provides the Fund with administrative services to each Fund and the Trust including all compliance, regulatory reporting and necessary office equipment, personnel and facilities. For its services as fund administrator, for the fiscal years ended December 31, 1998, 1999, and 2000, JFI received from the Adviser (not the Funds) an annual fee of $120,000, $264,000 and $264,000, respectively.






ACCOUNTANTS

The firm of McCurdy & Associates CPA's, Inc. of Westlake, Ohio has been selected as independent public accountants for the Trust for the fiscal year ending December 31, 2002. McCurdy & Associates CPA's, Inc. performs and annual audit of the Trust's financial statements and provides financial, tax and accounting consulting services as requested.

FINANCIAL STATEMENTS

The financial statements and independent auditor report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to shareholders for the period ended December 31, 2001. The Funds will provide the Annual Report without charge at written request or request by telephone.















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